UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2013

Date of reporting period: June 30, 2013

Item 1: Reports to Stockholders

Annual Report
June 30, 2013

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 6, 2013

Dear Fellow Shareholders:

The picture for the U.S. economy has been dynamic and complex in recent years, with varying headwinds and tailwinds producing the same result: a subpar economic recovery. The most recent final estimate for first quarter 2013 real gross domestic product (GDP) was +1.8%, and the underlying consumer spending data, which accounts for over two-thirds of U.S. GDP, point to slightly weaker growth in the second quarter. In addition, while housing has begun to contribute positively to growth, it has largely been offset by relatively weak corporate capital spending and a marked slowdown in federal government spending. On a positive note, the June nonfarm payroll figure was stronger than forecasted and there were upward revisions to the prior two months. However, looking at the data over the past few quarters reveals a somewhat weaker trend, as the number of jobs created in each of the past three quarters has been slowly declining. Manufacturing activity, which had been a key pillar of strength in the early stages of the recovery, has stagnated, as measured by the National Purchasing Managers Indices (PMI’s) on both a regional and national basis. Bottom line, we believe that the sluggish pace of growth will likely continue over the near-to-intermediate term. Our current forecast for 2013 GDP is currently +1.6%.This subdued level of growth, combined with benign inflation trends in recent quarters, point to a continuance of the low interest rate environment that has prevailed over the last several years. We will continue to monitor the statistics closely, but our expectation is that is that inflation will remain controlled for the foreseeable horizon. However, we are also cognizant that at some point the Federal Reserve (Fed) will need to retract the record levels of accommodative monetary policy (including quantitative easing, or QE) at an appropriate pace to maintain a controlled rate of inflation.

Without question, trends outside the U.S. will continue to have a direct impact on both our domestic economy and financial markets. While there are key headwinds facing the European economy, we are beginning to see signs of stabilization. Both the manufacturing and industrial production data have begun to rise, albeit off depressed levels, indicating the severe drawdown of inventories may have run its course. One of the most important issues, however, is the lack of improvement in the rate of unemployment, with recent statistics at all-time high levels. The finance sector has also been slow to recover as banks continue to deleverage and manage through elevated credit costs. Bottom line, we believe the region is “bouncing along the bottom” at current depressed levels, but is no longer worsening. In Japan, the economy has shown early signs of a positive response to Prime Minister Shizo Abe’s economic policy agenda, with a solid improvement in GDP, driven by both improved industrial and consumer activity. However, while the recent improvement is encouraging, the long-term sustainability is unclear given the country’s challenging demographics of the aging population and elevated government debt levels. Finally, while China has been the engine for growth in Asia and the entire global economy, it is clear that new government officials are determined to push forward structural reforms. This will undoubtedly lead to less fiscal stimulus and more restrictive credit policies, which will have the effect of slowing economic growth from the very rapid pace experienced over the past several years.

Equity Strategy

Despite a marked deceleration in corporate earnings growth given ongoing economic challenges, U.S. stocks posted strong gains over the past twelve months. It is our view, however, gains experienced over the past twelve months will be difficult to repeat in the year ahead, barring an unforeseen acceleration in the pace of economic growth. Specifically, the gains in stocks over the past year have been largely due to an expansion of price-earnings multiples rather than corporate earnings growth. For example, we estimate that the S&P 500 price-to-earnings (P/E) multiple (on trailing twelve month earnings) has risen from 13.8x to 16.9x, a 20%+ increase, and therefore accounting for the bulk of gains in stock prices. And while we do not believe valuation levels are excessive given the low levels of interest rates and inflation, valuations look closer to “fair” based on the clouded outlook for corporate earnings and the direction of monetary policy. Without question, the Fed with other central banks around the world, have engaged in highly unusual and accommodative economic policies that have had the effect of boosting the valuation of equities. Speculation surrounding the Fed’s “tapering” the level of quantitative easing resulted in significant volatility in recent weeks as investors grapple with the potential impact, including potentially higher interest rates. We continue to believe, however, that interest rates will be remain very low given the slow pace of economic growth with limited signs of inflationary pressures.

One effect of the Fed’s quantitative easing program, in our view, is that it allowed investors to be less discriminating about companies in which they have chosen to invest. Over the past year, the result has been that more speculative companies with riskier financial metrics have outperformed companies with more sound long-term prospects. Given our view that the U.S. economy will continue to muddle through the current recovery at a subpar rate of growth, we expect the anticipation of the QE tapering to cause differentiation among companies that execute and generate earnings growth in this challenging environment. Against this backdrop, we continue to believe it is appropriate to maintain a highly diversified, high quality bias within the Funds. Our emphasis remains on companies with strong balance sheets and high free cash flow generation. This financial strength enables companies to make acquisitions to augment internal earnings growth or, preferably, return capital back to shareholders in the form of share repurchases and/or dividends.

We continue to believe equity valuations are attractive in many regions outside the U.S., including Europe. We continue to focus on European companies with a global presence, and we have been somewhat encouraged by emerging signs of stability in the regional economy. The Japanese market was considered a relative safe haven for the first half of the fiscal year, but we believe this is no longer the case given the structural risks to the economy and the unproven nature of recently implemented policies. We, therefore, remain underweight in Japan in global Funds. As previously mentioned, while China has been a

2	SIT MUTUAL FUNDS ANNUAL REPORT

key growth driver for the global economy, policies aimed at structural reform will take time. This leads us to an increasingly cautious, more defensive view on the economy.

Our research effort is highly focused on high quality companies with sustainable, long-term earnings growth prospects. We strongly believe that this focus will reward our shareholders over time.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2013	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The Sit Balanced Fund’s dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s twelve-month return was +10.26%. The S&P 500® Index return was +20.60% over the period, while the Barclays Aggregate Bond Index declined -0.69%. The Lipper Balanced Fund Index gained +11.70% over the period.

Stocks moved solidly higher over the past twelve months. Although economic conditions around the world have posed challenges for corporate earnings, stock valuations have been boosted by continued low interest rates and highly accommodative Federal Reserve policy. We continue to feel strongly that an emphasis on “quality” is particularly important, as risks (higher taxes, excessive government debt, the slowdown in China) to the fragile global economic recovery still exist. We believe that companies with stable earnings growth, strong cash flow generation and minimal debt levels will outperform the overall market, as economic growth remains quite sluggish and investors seek firms that have financial flexibility to repurchase stock, increase dividends or make accretive acquisitions to augment earnings growth. In terms of performance, the equity portion of the Fund lagged the S&P 500® Index return over the past twelve months. This was largely due to negative stock selection in the electronic technology and technology services sectors, while underweighting the strong finance sector also detracted from relative returns. Conversely, the strong performance of Celgene and Gilead Sciences helped the health technology sector contribute positively to relative returns. Underweighting utilities, which lagged over the period, also helped.

Despite the recent rise in interest rates, we believe U.S. Treasury rates remain exceptionally low and, therefore, we remain underweighted to the sector. Conversely, we believe high quality corporate bonds, closed-end funds and mortgages continue to provide investors with attractive risk-adjusted return potential. The fixed income portion of the Fund outperformed the Barclays Aggregate Bond Index over the period. The primary driver of the outperformance was our significant yield advantage. The fixed income portion of the portfolio also benefitted from its defensive interest rate posture, as interest rates rose during the period. In fact, principal returns from both the asset-backed and taxable municipal sectors were positive on an abs-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

olute basis during the period, in contrast to price declines experienced by the majority of fixed income markets.

As of June 30, 2013, the asset allocation of the Fund was 64% equities, 33% fixed income, and 3% cash and equivalents.

Roger J. Sit

Bryce A. Doty

John M. Bernstein

Portfolio Managers

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2013

	Sit Balanced Fund	S&P 500® Index [1]	Barclays Aggregate Bond Index [2]
One Year	10.26%	20.60%	-0.69%
Five Year	4.75	7.01	5.19
Ten Year	6.13	7.30	4.52
Since Inception (12/31/93)	6.54	8.62	5.87

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 BarclaysAggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/13:	$ 18.42 Per Share
Net Asset Value 6/30/12:	$ 16.97 Per Share
Total Net Assets:	$ 13.5 Million

TOP HOLDINGS

Top Equity Holdings:

    1. Chevron Corp.

    2. International Business Machines Corp.

    3. Google, Inc.

    4. Apple, Inc.

    5. Marathon Petroleum Corp.

Top Fixed Income Holdings:

    1. GNMA, 4.50%, 6/15/40

    2. U.S. Treasury Strips, 3.09%, 8/15/20

    3. U.S. Treasury Note, 1.75%, 5/15/23

    4. U.S. Treasury Note, 2.75%, 11/15/42

    5. EMC Corp., 3.38%, 6/1/23

Based on total net assets as of June 30, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2013. Subject to change.

JUNE 30, 2013	5

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 63.7%
Communications - 1.9%
1,900	Rogers Communications, Inc.	74,480
225	SBA Communications Corp. *	16,677
3,375	Verizon Communications, Inc.	169,898

		261,055

Consumer Durables - 0.9%
500	Polaris Industries, Inc.	47,500
900	Tupperware Brands Corp.	69,921

		117,421

Consumer Non-Durables - 6.3%
4,200	Coca-Cola Co.	168,462
1,325	General Mills, Inc.	64,302
1,000	Michael Kors Holdings, Ltd. *	62,020
1,300	NIKE, Inc.	82,784
2,275	PepsiCo, Inc.	186,072
1,650	Philip Morris International, Inc.	142,923
1,800	Procter & Gamble Co.	138,582

		845,145

Consumer Services - 3.1%
1,600	McDonald’s Corp.	158,400
2,500	News Corp.	81,500
950	Visa, Inc.	173,612

		413,512

Electronic Technology - 6.9%
550	Apple, Inc.	217,844
4,000	Applied Materials, Inc.	59,640
1,051	Avago Technologies, Ltd.	39,249
1,850	Broadcom Corp.	62,456
2,750	Ciena Corp. *	53,405
1,400	EMC Corp.	33,068
2,400	Intel Corp.	58,128
1,185	International Business Machines Corp.	226,465
2,900	Qualcomm, Inc.	177,132

		927,387

Energy Minerals - 4.7%
2,200	Chevron Corp.	260,348
475	Continental Resources, Inc. *	40,878
2,675	Marathon Petroleum Corp.	190,086
1,600	Occidental Petroleum Corp.	142,768

		634,080

Finance - 6.6%
900	ACE, Ltd.	80,532
275	Allstate Corp.	13,233
1,225	Ameriprise Financial, Inc.	99,078
1,025	Discover Financial Services	48,831
650	Franklin Resources, Inc.	88,413

Quantity	Name of Issuer	Fair Value ($)

455	Goldman Sachs Group, Inc.	68,819
2,800	JPMorgan Chase & Co.	147,812
2,000	Marsh & McLennan Cos., Inc.	79,840
400	MetLife, Inc.	18,303
600	PartnerRe, Ltd.	54,336
1,200	US Bancorp	43,380
3,700	Wells Fargo & Co.	152,699

		895,276

Health Services - 2.0%
1,005	Express Scripts Holding Co. *	61,998
600	McKesson Corp.	68,700
2,225	UnitedHealth Group, Inc.	145,693

		276,391

Health Technology - 7.3%
575	Alexion Pharmaceuticals, Inc. *	53,038
775	Allergan, Inc.	65,286
1,000	Baxter International, Inc.	69,270
3,200	Bristol-Myers Squibb Co.	143,008
1,050	Celgene Corp. *	122,756
400	Covidien, PLC	25,135
2,400	Gilead Sciences, Inc. *	122,904
50	Intuitive Surgical, Inc. *	25,329
700	Johnson & Johnson	60,102
4,538	Pfizer, Inc.	127,102
1,200	Stryker Corp.	77,616
900	Thermo Fisher Scientific, Inc.	76,167
359	Zoetis, Inc.	11,077

		978,790

Industrial Services - 1.1%
1,425	Schlumberger, Ltd.	102,116
1,200	Seadrill, Ltd.	48,888

		151,004

Process Industries - 2.0%
115	CF Industries Holdings, Inc.	19,722
1,650	Ecolab, Inc.	140,564
1,325	International Paper Co.	58,711
475	Praxair, Inc.	54,701

		273,698

Producer Manufacturing - 6.0%
650	3M Co.	71,078
525	Caterpillar, Inc.	43,307
1,675	Danaher Corp.	106,028
1,000	Deere & Co.	81,250
1,050	Eaton Corp., PLC	69,100
1,200	Emerson Electric Co.	65,448
900	Flowserve Corp.	48,609
3,400	General Electric Co.	78,846
950	Honeywell International, Inc.	75,373

See accompanying notes to financial statements
6	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity/ Principal Amount ($)	Name of Issuer	Fair Value ($)

325	Precision Castparts Corp.	73,453
1,050	United Technologies Corp.	97,587

		810,079

Retail Trade - 6.2%
245	Amazon.com, Inc. *	68,034
475	Costco Wholesale Corp.	52,521
1,750	CVS Caremark Corp.	100,065
1,900	Dick’s Sporting Goods, Inc.	95,114
750	eBay, Inc. *	38,790
1,425	Home Depot, Inc.	110,395
600	Lululemon Athletica, Inc. *	39,312
2,100	Target Corp.	144,606
2,300	TJX Cos., Inc.	115,138
950	Wal-Mart Stores, Inc.	70,766

		834,741

Technology Services - 6.6%
1,425	Accenture, PLC	102,543
900	Cognizant Technology Solutions Corp. *	56,349
255	Google, Inc. *	224,494
1,400	Informatica Corp. *	48,972
3,300	Microsoft Corp.	113,949
4,200	Oracle Corp.	129,024
140	priceline.com, Inc. *	115,798
1,225	Teradata Corp. *	61,532
650	VMware, Inc. *	43,544

		896,205

Transportation - 1.3%
800	Union Pacific Corp.	123,424
625	United Parcel Service, Inc.	54,050

		177,474

Utilities - 0.8%
1,300	Kinder Morgan, Inc.	49,595
1,400	Wisconsin Energy Corp.	57,386

		106,981

Total Common Stocks (cost: $5,879,642)		8,599,239

Bonds - 32.8%

Asset-Backed Securities - 3.3%
17,891	Bayview Financial Acquisition Trust, 2006-D 1A2, 5.66%, 12/28/36 [14]	18,105
80,569	Centex Home Equity, 2004-D AF4, 4.68%, 6/25/32 [14]	83,926
	Citifinancial Mortgage Securities, Inc.:
26,809	2004-1 AF3, 3.77%, 4/25/34 [14]	27,396
59,060	2003-1 AF5, 4.78%, 1/25/33 [14]	60,932
46,534	Conseco Finance, 2001-D M1, 1.54%, 11/15/32 [1]	44,552

Principal Amount ($)	Name of Issuer	Fair Value ($)

29,725	First Franklin Mtge. Loan Asset-Backed Certs., 2005-FF2 M2, 0.63%, 3/25/35 [1]	29,542
15,614	Irwin Home Equity Corp., 2005-1 M1, 5.42%, 6/25/35 [14]	15,644
31,173	New Century Home Equity Loan Trust, 2005-A A4W, 4.88%, 8/25/35 [14]	29,087
72,675	RAAC Series, 2005-SP2 1M1, 0.71%, 5/25/44 [1]	70,576
50,000	Residential Asset Mortgage Products, Inc., 2005-RZ3 A3, 0.59%, 9/25/35 [1]	47,391
15,590	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	15,831

		442,982

Collateralized Mortgage Obligations - 3.9%
19,818	Fannie Mae Grantor Trust, 2004-T3, 1A3, 7.00%, 2/25/44	22,733
	Fannie Mae REMIC:
6,794	2013-35 A, 6.50%, 7/25/31	6,919
42,736	2009-30 AG, 6.50%, 5/25/39	46,539
15,000	2013-28 WD, 6.50%, 5/25/42	17,368
17,021	2010-108 AP, 7.00%, 9/25/40	19,173
	Freddie Mac REMIC:
28,343	7.00%, 11/15/29	30,327
61,588	7.50%, 6/15/30	71,739
79,320	Government National Mortgage Association, 2005-74 HA, 7.50%, 9/16/35	90,526
5,020	Master Asset Securitization Trust, 2003-4 CA1, 8.00%, 5/25/18	5,300
	Sequoia Mortgage Trust:
24,800	2013-4 A3, 1.55%, 4/25/43 [1]	24,759
42,749	2013-1 2A1, 1.86%, 2/25/43 [1]	38,608
48,875	2013-3 A2, 2.50%, 3/25/43 [1]	49,694
39,107	2012-4 A2, 3.00%, 9/25/42 [1]	38,861
51,879	Vendee Mortgage Trust, 2008-1 B, 7.93%, 3/15/25 [1]	60,506

		523,052

Corporate Bonds - 8.5%
50,000	Berkshire Hathaway Finance Corp., 5.40%, 5/15/18	57,438
100,000	BP Capital Markets, PLC, 2.75%, 5/10/23	92,462
25,000	Coca-Cola Refreshments USA, Inc., 7.00%, 10/1/26	31,446
83,012	Continental Airlines 2009-1 Pass Thru Certs., 9.00%, 7/8/16	95,257
50,000	Copano Energy Finance Corp., 7.13%, 4/1/21	55,625
100,000	EMC Corp., 3.38%, 6/1/23	98,151
50,000	Google, Inc., 3.63%, 5/19/21	52,255

See accompanying notes to financial statements
JUNE 30, 2013	7

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

50,000	Microsoft Corp., 4.00%, 2/8/21	54,050
70,000	Northern States Power Co., 7.13%, 7/1/25	84,367
43,146	Northwest Airlines 1999-2 A Pass Thru Tr, 7.58%, 3/1/19	49,833
75,000	Pacific Bell Telephone Co., 7.13%, 3/15/26	91,767
25,000	PacifiCorp, 7.70%, 11/15/31	34,206
50,000	PepsiCo, Inc., 2.75%, 3/1/23	47,309
70,123	Procter & Gamble ESOP, 9.36%, 1/1/21	91,042
50,000	South Carolina Electric & Gas Co., 6.50%, 11/1/18	60,786
50,000	Statoil ASA, 3.15%, 1/23/22	49,543
50,000	Tosco Corp., 8.13%, 2/15/30	69,259
21,000	Validus Holdings, Ltd., 8.88%, 1/26/40	26,516

		1,141,312

Federal Home Loan Mortgage Corporation - 2.1%
65,754	2.50%, 4/1/27	66,216
22,383	6.00%, 10/1/21	24,471
7,745	6.50%, 1/1/14	7,798
14,460	6.50%, 4/1/38	16,297
44,319	7.00%, 7/1/32	50,673
16,739	7.00%, 5/1/34	19,180
27,301	7.00%, 11/1/37	31,216
14,684	7.00%, 1/1/39	16,754
26,637	7.50%, 11/1/36	31,823
7,254	8.00%, 9/1/15	7,804
12,020	8.38%, 5/17/20	13,736

		285,968

Federal National Mortgage Association - 4.1%
45,181	6.50%, 5/1/36	50,487
60,911	6.63%, 11/1/30	69,196
48,190	6.63%, 1/1/31	54,744
21,960	7.00%, 12/1/32	24,954
44,648	7.00%, 3/1/33	49,213
30,001	7.00%, 12/1/36	35,329
19,559	7.00%, 11/1/38	22,648
54,065	7.23%, 12/1/30	61,635
6,208	7.50%, 6/1/32	7,409
21,674	7.50%, 4/1/33	25,906
22,699	7.50%, 11/1/33	27,077
31,716	7.50%, 1/1/34	37,747
11,213	7.50%, 4/1/38	13,402
40,265	8.00%, 2/1/31	48,740
10,413	8.42%, 7/15/26	11,244

Principal Amount ($)/ Quantity	Name of Issuer	Fair Value ($)

7,134	9.50%, 5/1/27	8,548

		548,279

Government National Mortgage Association - 5.2%
324,581	4.50%, 6/15/40	360,698
48,839	6.63%, 4/20/31	55,965
27,865	7.00%, 12/15/24	32,388
63,013	7.00%, 9/20/38	72,019
44,346	7.23%, 12/20/30	51,941
45,343	8.00%, 7/15/24	53,011
71,891	8.38%, 3/15/31	75,543
919	9.50%, 9/20/18	1,043

		702,608

Taxable Municipal Securities - 0.8%
60,000	Academica Charter Schools, 7.18%, 8/15/13 [4]	59,865
50,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin. Rev., 8.75%, 8/15/27	55,789

		115,654

U.S. Government / Federal Agency Securities - 4.5%
	U.S. Treasury Note:
150,000	1.75%, 5/15/23	140,484
50,000	2.00%, 2/15/23	48,121
125,000	2.75%, 11/15/42	107,774
	U.S. Treasury Strips:
275,000	3.09%, 8/15/20 [6]	238,356
150,000	4.21%, 2/15/36 [6]	67,614

		602,349

Foreign Government Bonds - 0.4%
60,000	Province of Manitoba Canada, 2.10%, 9/6/22	55,861

Total Bonds (cost: $4,335,273)		4,418,065

Closed-End Mutual Funds - 0.4%
4,300	American Strategic Income Portfolio, Inc. II	35,303
1,100	Blackrock Build America Bond Trust	22,219

Total Closed-End Mutual Funds (cost: $63,375)		57,522

Total Investments in Securities - 96.9% (cost: $10,278,290)		13,074,826

Other Assets and Liabilities, net - 3.1%		416,915

Total Net Assets - 100.0%		$13,491,741

See accompanying notes to financial statements
8	SIT MUTUAL FUNDS ANNUAL REPORT

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of June 30, 2013.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2013 was $59,865 and represented 0.4% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of June 30, 2013.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

A summary of the levels for the Fund’s investments as of June 30, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	8,599,239	—	—	8,599,239
Asset-Backed Securities	—	442,982	—	442,982
Collateralized Mortgage Obligations	—	523,052	—	523,052
Corporate Bonds	—	1,141,312	—	1,141,312
Federal Home Loan Mortgage Corporation	—	285,968	—	285,968
Federal National Mortgage Association	—	548,279	—	548,279
Government National Mortgage Association	—	702,608	—	702,608
Taxable Municipal Securities	—	115,654	—	115,654
U.S. Government / Federal Agency Securities	—	602,349	—	602,349
Foreign Government Bonds	—	55,861	—	55,861
Closed-End Mutual Funds	57,522	—	—	57,522

Total:	8,656,761	4,418,065	—	13,074,826

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements

JUNE 30, 2013	9

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +19.77% return over the last twelve months, compared to the +20.60% return for the S&P 500® Index.

U.S. equities posted solid gains despite a decidedly clouded economic picture, both in the U.S. and in many regions around the world. While market volatility has increased in recent months as investors contemplate the eventual end to the Federal Reserve’s quantitative easing (QE) program, we believe interest rates will be remain very low, given the slow pace of economic growth with limited signs of inflationary pressures. Against this backdrop, we continue to believe it is appropriate to maintain a highly diversified, high quality bias within the Fund. It is our view that investors will continue to rotate to dividend-paying stocks as “total return” vehicles, given stillattractive equity valuations and low interest rates generated from most fixed income instruments. It remains encouraging to see companies respond to investors’ desire for higher dividends. For example, over the past twelve months, 83 companies within the Fund (out of 90 current holdings) have increased their dividend, with a median increase of +11%. In terms of portfolio structure, the Fund’s largest sector overweightings (compared to the S&P 500® Index) are in producer manufacturing, consumer durables and health technology. The largest underweightings are in consumer services, technology services and process industries.

Relative to the S&P 500® Index, performance over the past year was negatively impacted by underweighting the strong-performing consumer services sector, the impact of cash reserves (which diluted returns in a rising market), and stock selection within finance. While the Fund’s finance holdings produced strong absolute returns, the comparable S&P 500® Index was aided by strong performances by Citigroup and Bank of America, which do not offer attractive dividend yields (and are therefore are not held in the Fund). On a positive note, the electronic technology and utilities sectors helped relative performance over the period.The Fund’s underweighted position

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

in Apple and strong performances of shares of Kinder Morgan and UGI added to relative returns in these sectors.

Our research effort is highly focused on companies with strong financial characteristics, growth prospects and management teams committed to returning excess capital back to shareholders over the long term.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2013

	Sit Dividend Growth Fund
	Class I	Class S	S&P 500® Index 1
One Year	19.77%	19.39%	20.60%
Five Year	7.80	7.52	7.01
Since Inception - Class I (12/31/03)	8.72	n/a	6.11
Since Inception - Class S (3/31/06)	n/a	7.47	5.24

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/13:	$ 16.35 Per Share
Net Asset Value 6/30/12:	$ 14.10 Per Share
Total Net Assets:	$ 920.3 Million
Class S:
Net Asset Value 6/30/13:	$ 16.29 Per Share
Net Asset Value 6/30/12:	$ 14.06 Per Share
Total Net Assets:	$ 134.5 Million

Weighted Average Market Cap:	$ 88.6 Billion

TOP 10 HOLDINGS

  1. Chevron Corp.

  2. International Business Machines Corp.

  3. Verizon Communications, Inc.

  4. Johnson & Johnson

  5. PepsiCo, Inc.

  6. Microsoft Corp.

  7. JPMorgan Chase & Co.

  8. Procter & Gamble Co.

  9. Pfizer, Inc.

10. Occidental Petroleum Corp.

Based on total net assets as of June 30, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2013. Subject to change.

JUNE 30, 2013	11

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.6%

Commercial Services - 1.5%
135,500	Moody’s Corp.	8,256,015
222,250	Nielsen Holdings NV	7,465,378

		15,721,393

Communications - 3.5%
326,400	Rogers Communications, Inc.	12,794,880
475,700	Verizon Communications, Inc.	23,946,738

		36,741,618

Consumer Durables - 2.6%
144,800	Snap-On, Inc.	12,942,224
103,800	Stanley Black & Decker, Inc.	8,023,740
88,900	Tupperware Brands Corp.	6,906,641

		27,872,605

Consumer Non-Durables - 9.7%
98,800	Coach, Inc.	5,640,492
106,100	Colgate-Palmolive Co.	6,078,469
99,050	Diageo, PLC, ADR	11,385,798
246,400	General Mills, Inc.	11,957,792
165,500	NIKE, Inc.	10,539,040
271,300	PepsiCo, Inc.	22,189,627
152,600	Philip Morris International, Inc.	13,218,212
276,100	Procter & Gamble Co.	21,256,939

		102,266,369

Consumer Services - 2.3%
119,800	McDonald’s Corp.	11,860,200
182,600	Viacom, Inc.	12,425,930

		24,286,130

Electronic Technology - 9.0%
24,700	Apple, Inc.	9,783,176
411,500	Applied Materials, Inc.	6,135,465
293,500	Avago Technologies, Ltd.	10,971,030
242,400	Broadcom Corp.	8,183,424
570,700	Intel Corp.	13,822,354
140,100	International Business Machines Corp.	26,774,511
253,000	Qualcomm, Inc.	15,453,240
81,700	TE Connectivity, Ltd.	3,720,618

		94,843,818

Energy Minerals - 8.6%
287,200	Chevron Corp.	33,987,248
69,650	EQT Corp.	5,528,120
284,100	Marathon Oil Corp.	9,824,178
179,300	Marathon Petroleum Corp.	12,741,058
203,000	Occidental Petroleum Corp.	18,113,690
153,050	Royal Dutch Shell, PLC, ADR	10,142,624

		90,336,918

Quantity	Name of Issuer	Fair Value ($)

Finance - 14.3%
108,650	ACE, Ltd.	9,722,002
163,500	Ameriprise Financial, Inc.	13,223,880
124,500	Discover Financial Services	5,931,180
198,600	First Republic Bank	7,642,128
84,150	Franklin Resources, Inc.	11,446,083
63,200	Goldman Sachs Group, Inc.	9,559,000
404,800	JPMorgan Chase & Co.	21,369,392
330,700	Marsh & McLennan Cos., Inc.	13,201,544
145,800	MetLife, Inc.	6,671,808
54,900	PartnerRe, Ltd.	4,971,744
428,200	PennantPark Investment Corp.	4,731,610
96,900	Travelers Cos., Inc.	7,744,248
352,100	US Bancorp	12,728,415
219,600	Validus Holdings, Ltd.	7,931,952
342,900	Wells Fargo & Co.	14,151,483

		151,026,469

Health Services - 2.9%
197,300	Cardinal Health, Inc.	9,312,560
69,400	McKesson Corp.	7,946,300
200,200	UnitedHealth Group, Inc.	13,109,096

		30,367,956

Health Technology - 11.6%
189,500	Abbott Laboratories	6,609,760
208,800	Baxter International, Inc.	14,463,576
261,800	Bristol-Myers Squibb Co.	11,699,842
278,600	Covidien, PLC	17,507,224
272,200	Johnson & Johnson	23,371,092
333,900	Merck & Co., Inc.	15,509,655
703,338	Pfizer, Inc.	19,700,490
182,500	Stryker Corp.	11,804,100
41,237	Zoetis, Inc.	1,273,820

		121,939,559

Industrial Services - 1.9%
96,400	National Oilwell Varco, Inc.	6,641,960
90,900	Oceaneering International, Inc.	6,562,980
178,550	Seadrill, Ltd.	7,274,127

		20,479,067

Process Industries - 1.3%
314,469	International Paper Co.	13,934,121

Producer Manufacturing - 10.8%
72,100	3M Co.	7,884,135
200,525	ADT Corp.	7,990,921
90,400	Autoliv, Inc.	6,996,056
98,100	Caterpillar, Inc.	8,092,269
65,300	Deere & Co.	5,305,625
226,400	Eaton Corp., PLC	14,899,384
194,500	Emerson Electric Co.	10,608,030

See accompanying notes to financial statements
12	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

479,600	General Electric Co.	11,121,924
215,500	Honeywell International, Inc.	17,097,770
334,900	Tyco International, Ltd.	11,034,955
142,800	United Technologies Corp.	13,271,832

		114,302,901

Retail Trade - 5.7%
257,900	CVS Caremark Corp.	14,746,722
150,500	Home Depot, Inc.	11,659,235
160,000	Target Corp.	11,017,600
189,800	TJX Cos., Inc.	9,501,388
179,200	Wal-Mart Stores, Inc.	13,348,608

		60,273,553

Technology Services - 4.9%
197,300	Accenture, PLC	14,197,708
114,950	Automatic Data Processing, Inc.	7,915,457
619,500	Microsoft Corp.	21,391,335
265,200	Oracle Corp.	8,146,944

		51,651,444

Transportation - 1.9%
72,100	Union Pacific Corp.	11,123,588
107,800	United Parcel Service, Inc.	9,322,544

		20,446,132

Quantity	Name of Issuer	Fair Value ($)

Utilities - 4.1%
404,600	Kinder Morgan, Inc.	15,435,490
143,500	NextEra Energy, Inc.	11,692,380
164,600	UGI Corp.	6,437,506
223,000	Wisconsin Energy Corp.	9,140,770

		42,706,146

Total Common Stocks
(cost: $865,519,794)		1,019,196,199

Closed-End Mutual Funds - 1.7%
338,700	Kayne Anderson MLP Investment Co.	13,172,043
142,100	Tortoise Energy Capital Corp.	4,916,660

Total Closed-End Mutual Funds
(cost: $13,981,450)		18,088,703

Total Investments in Securities - 98.3%
(cost: $879,501,244)		1,037,284,902

Other Assets and Liabilities, net - 1.7%		17,537,059

Total Net Assets - 100.0%		$1,054,821,961

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	1,019,196,199	—	—	1,019,196,199
Closed-End Mutual Funds	18,088,703	—	—	18,088,703

Total:	1,037,284,902	—	—	1,037,284,902

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements
JUNE 30, 2013	13

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Global Dividend Growth Fund Class I trailed the MSCI World Index for the last twelve months, appreciating +16.36% versus a rise of 18.58% for the Index. The last twelve months can be described as a very volatile period. Generally, non-dividend-paying, smaller cap, and lower quality stocks outperformed in this market environment. The Fund’s high quality and dividend focus contributed to the underperformance over the last twelve-month period. In addition, the Japanese equity market responded positively to Prime Minister Shizo Abe’s recent economic policy agenda, causing that market to rally immensely since November 2012. The Fund is meaningfully underweight Japanese securities as high quality dividend paying stocks are limited.

On an industry basis, the utility and telecom stocks contributed positively to performance thanks to great stock selection. The overweight stance in both sectors slightly took away from relative performance. The underweight position and negative stock selection in the media, banks, semiconductor, and automobile industries more than offset the above reference positive performance. Given the strong upward markets over the last twelve months, the cash position also hurt relative performance.

Geographically, North America was the top contributing region on a relative basis due to good stock selection. The overweight position modestly detracted from relative performance. Asian securities (ex-Japan) trailed the market over the last twelve months and in particular emerging market stocks have trailed in the last six months. Conversely, the UK hurt performance as the Fund was overweight an underperforming region and the stock selection was poor.

The Fund is broadly diversified on an industry basis and on a geographic basis is more heavily skewed to the United States and Europe. The securities are primarily globally dominant, large cap stocks that are of high quality and pay dividends. Typical characteristics may include: healthy dividend growth, high free cash flow yield, earnings stability, good return on invested capital, strong free cash flow margins, and low debt levels. The Fund remains attractively valued relative to the Index. We believe the focus on companies with strong operational and financial characteristics will generate solid and predictable earnings along with growing dividends and thus should reward shareholders over the longer term. Over the past twelve months, dividend

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Composite Index, S&P 500® Index, MSCI EAFE Index and MSCIWorld Index. The index used to compare the Fund’s performance was changed to the MSCI World Index from a composite index (comprised of 60% S&P 500 and 40% MSCI EAFE Index) because the InvestmentAdviser believes that the MSCIWorld Index is an appropriate broad-based securities market index which is more widely available to investors. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index. This is the Fund’s primary index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

4 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

increases continue with nearly 95% (80 out of 84) of the companies within the Fund increasing their dividends over the past twelve months. The average dividend increase was 16.5%.

Roger J. Sit             Raymond E. Sit     Tasha M. Murdoff

Kent L. Johnson     Michael J. Stellmacher

Portfolio Managers

14	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2013

	Sit Global Dividend Growth Fund		MSCI World Index [4]
	Class I	Class S
One Year	16.36%	16.01%	18.58%
Since Inception (9/30/08)	10.09	9.81	6.49

The index used to compare the Fund’s performance was changed to the MSCI World Index from a composite index (comprised of 60% S&P 500 and 40% MSCI EAFE Index) because the InvestmentAdviser believes that the MSCIWorld Index is an appropriate broad-based securities market index which is more widely available to investors.

as of June 30, 2013

	Sit Global Dividend Growth Fund		Composite	S&P 500®	MSCI EAFE
	Class I	Class S	Index [1]	Index [2]	Index [3]
One Year	16.36%	16.01%	19.90%	20.60%	18.62%
Since Inception (9/30/08)	10.09	9.81	7.42	9.39	4.27

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 A composite index comprised of 60% S&P 500® Index and 40% MSCI EAFE Index.

2 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

3 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

4 The MSCIWorld Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/13:	$14.27 Per Share
Net Asset Value 6/30/12:	$12.55 Per Share
Total Net Assets:	$14.2 Million
Class S:
Net Asset Value 6/30/13:	$14.25 Per Share
Net Asset Value 6/30/12:	$12.54 Per Share
Total Net Assets:	$3.3 Million

Weighted Average Market Cap:	$91.0 Billion

TOP 10 HOLDINGS

  1. Centrica, PLC

  2. Chevron Corp.

  3. Verizon Communications, Inc.

  4. Covidien, PLC

  5. GlaxoSmithKline, PLC, ADR

  6. Johnson & Johnson

  7. McDonald’s Corp.

  8. Diageo, PLC, ADR

  9. Pfizer, Inc.

10. International Business Machines Corp.

Based on total net assets as of June 30, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2013. Subject to change.

JUNE 30, 2013	15

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.9%

Asia - 6.8%

Australia - 2.5%
4,450	BHP Billiton, Ltd., ADR	256,587
1,350	Westpac Banking Corp., ADR	178,052

		434,639

China/Hong Kong - 1.3%
4,250	HSBC Holdings, PLC, ADR	220,575

Japan - 2.3%
6,300	Komatsu, Ltd.	145,101
7,000	Seven & I Holdings Co., Ltd.	256,363

		401,464

Singapore - 0.7%
3,500	Avago Technologies, Ltd.	130,830

Europe - 29.9%

France - 1.4%
1,450	BNP Paribas SA	79,381
2,300	Schlumberger, Ltd.	164,818

		244,199

Germany - 2.2%
900	Allianz SE	131,364
690	Muenchener Rueckver	126,761
650	Volkswagen AG	131,289

		389,414

Ireland - 3.9%
2,050	Accenture, PLC	147,518
5,700	Covidien, PLC	358,188
2,725	Eaton Corp., PLC	179,332

		685,038

Italy - 0.7%
6,300	Eni SpA	129,300

Norway - 1.5%
6,300	Seadrill, Ltd.	256,662

Spain - 2.0%
10,800	Banco Bilbao Vizcaya Argentaria SA, ADR	90,828
2,090	Inditex SA	257,790

		348,618

Sweden - 0.7%
1,600	Autoliv, Inc.	123,824

Switzerland - 5.2%
1,500	ACE, Ltd.	134,220
4,505	Nestle SA	295,621
135	SGS SA	289,834
2,400	Syngenta AG, ADR	186,864

		906,539

Quantity	Name of Issuer	Fair Value ($)

United Kingdom - 12.3%
3,440	British American Tobacco, PLC	176,437
10,675	Burberry Group, PLC	219,613
92,465	Centrica, PLC	505,760
3,025	Diageo, PLC, ADR	347,724
7,100	GlaxoSmithKline, PLC, ADR	354,787
16,600	Pearson, PLC, ADR	297,306
3,700	Royal Dutch Shell, PLC, ADR	245,199

		2,146,826

North America - 59.2%

Bermuda - 0.5%
1,000	PartnerRe, Ltd.	90,560

Canada - 1.5%
6,600	Rogers Communications, Inc.	258,720

United States - 57.2%
1,150	3M Co.	125,752
575	Apple, Inc.	227,746
1,950	Automatic Data Processing, Inc.	134,277
2,400	Baxter International, Inc.	166,248
3,000	Bristol-Myers Squibb Co.	134,070
2,400	Broadcom Corp.	81,024
3,700	Cardinal Health, Inc.	174,640
2,700	Caterpillar, Inc.	222,723
4,050	Chevron Corp.	479,277
3,800	CVS Caremark Corp.	217,284
1,925	Deere & Co.	156,406
3,100	Emerson Electric Co.	169,074
900	Franklin Resources, Inc.	122,418
2,450	General Mills, Inc.	118,898
600	Goldman Sachs Group, Inc.	90,750
3,000	Home Depot, Inc.	232,410
2,750	Honeywell International, Inc.	218,185
7,600	Intel Corp.	184,072
1,575	International Business Machines Corp.	300,998
3,900	International Paper Co.	172,809
4,100	Johnson & Johnson	352,026
5,600	JPMorgan Chase & Co.	295,624
7,350	Kinder Morgan, Inc.	280,402
3,100	Marathon Petroleum Corp.	220,286
4,300	Marsh & McLennan Cos., Inc.	171,656
3,550	McDonald’s Corp.	351,450
4,700	Merck & Co., Inc.	218,315
2,000	MetLife, Inc.	91,520
7,600	Microsoft Corp.	262,428
1,550	Moody’s Corp.	94,442
2,375	Occidental Petroleum Corp.	211,921
3,050	PepsiCo, Inc.	249,460
11,800	Pfizer, Inc.	330,507
2,850	Philip Morris International, Inc.	246,867
2,750	Procter & Gamble Co.	211,722

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
3,700	Qualcomm, Inc.	225,996
1,800	Snap-On, Inc.	160,884
1,625	Stanley Black & Decker, Inc.	125,612
2,975	Target Corp.	204,858
3,450	TJX Cos., Inc.	172,707
1,000	Travelers Cos., Inc.	79,920
1,600	Tupperware Brands Corp.	124,304
825	Union Pacific Corp.	127,281
3,150	United Parcel Service, Inc.	272,412
2,125	United Technologies Corp.	197,498
7,000	US Bancorp	253,050
8,900	Verizon Communications, Inc.	448,026
1,100	Wal-Mart Stores, Inc.	81,939
4,000	Wells Fargo & Co.	165,080
693	Zoetis, Inc.	21,416

		9,978,670

Total Common Stocks (cost: $14,666,251)		16,745,878

Closed-End Mutual Funds - 1.3%
3,400	Kayne Anderson MLP Investment Co.	132,226
2,500	Tortoise Energy Capital Corp.	86,500

Total Closed-End Mutual Funds (cost: $148,353)		218,726

Total Investments in Securities - 97.2% (cost: $14,814,604)		16,964,604

Other Assets and Liabilities, net - 2.8%		488,570

Total Net Assets - 100.0%		$17,453,174

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

MLP — Master Limited Partnership

PLC — Public Limited Company

See accompanying notes to financial statements.
JUNE 30, 2013	17

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	434,639	—	—	434,639
Bermuda	90,560	—	—	90,560
Canada	258,720	—	—	258,720
China/Hong Kong	220,575	—	—	220,575
France	164,818	79,381	—	244,199
Germany	—	389,414	—	389,414
Ireland	685,038	—	—	685,038
Italy	—	129,300	—	129,300
Japan	—	401,464	—	401,464
Norway	256,662	—	—	256,662
Singapore	130,830	—	—	130,830
Spain	90,828	257,790	—	348,618
Sweden	123,824	—	—	123,824
Switzerland	321,084	585,455	—	906,539
United Kingdom	1,245,016	901,810	—	2,146,826
United States	9,978,670	—	—	9,978,670

	14,001,264	2,744,614	—	16,745,878

Closed-End Mutual Funds	218,726	—	—	218,726

Total:	14,219,990	2,744,614	—	16,964,604

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2013	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The Sit Large Cap Growth Fund’s one-year return was +14.18%, compared to the +17.07% return for the Russell 1000® Growth index.

U.S. stocks posted solid returns over the past twelve months.Although corporate earnings growth has slowed considerably in recent quarters, equity valuations have moved higher amid continued low interest rates and highly accommodative monetary policy by the Federal Reserve (the “Fed”). Also, while market volatility has increased in recent months as investors consider the impact of the end of the Fed’s quantitative easing (QE) program, we believe the combination of sluggish economic growth with low inflation will keep interest rates contained, which will further fuel investors’ appetite for stocks and support valuations. In terms of investment strategy, we continue a focus on high quality companies that can generate earnings growth even in a slow growth economy. In addition to earnings growth, the Fund’s emphasis remains on companies with strong balance sheets and high free cash flow generation. This financial strength enables companies to make acquisitions to augment earnings growth or, preferably, return capital back to shareholders in the form of share repurchases or dividends. In terms of sectors, we continue to favor growth companies in the technology, health care and retail sectors.

Relative to the Russell 1000® Growth Index, performance over the past year was negatively impacted by stock selection in the technology services and process industries sectors. Laggards in these sectors included CF Industries, Praxair, VMware, Teradata and Informatica. In addition, performance was hurt by an underweighted position in consumer services, as many cable and media companies not held in the Fund posted strong returns over the period. On the positive side, strong stock selection in health technology and finance aided performance over the past twelve months. Gilead Sciences, Celgene, Bristol-Myers Squibb,Thermo Fisher Scientific, Goldman Sachs Group and JPMorgan Chase were among the key outperformers in these sectors, with each stock posting a return of +40% or greater over the period.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Based on strong business fundamentals and attractive valuations, we continue to be optimistic on the outlook for companies held in the Fund.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2013

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]
One Year	14.18%	17.07%	21.24%
Five Year	4.21	7.47	7.12
Ten Year	7.25	7.40	7.67
Since Inception [3]	9.62	10.65	11.60
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/13:	$ 47.53 Per Share
Net Asset Value 6/30/12:	$ 45.53 Per Share
Total Net Assets:	$ 196.3 Million
Weighted Average Market Cap:	$ 99.3 Billion

TOP 10 HOLDINGS

  1. Google, Inc.

  2. International Business Machines Corp.

  3. Apple, Inc.

  4. Qualcomm, Inc.

  5. Oracle Corp.

  6. PepsiCo, Inc.

  7. Visa, Inc.

  8. Coca-Cola Co.

  9. Philip Morris International, Inc.

10. Ecolab, Inc.

Based on total net assets as of June 30, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2013. Subject to change.

JUNE 30, 2013	21

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.6%

Communications - 2.4%
30,700	Rogers Communications, Inc.	1,203,440
5,300	SBA Communications Corp. *	392,836
63,200	Verizon Communications, Inc.	3,181,488

		4,777,764

Consumer Durables - 1.2%
11,800	Polaris Industries, Inc.	1,121,000
16,000	Tupperware Brands Corp.	1,243,040

		2,364,040

Consumer Non-Durables - 10.1%
95,300	Coca-Cola Co.	3,822,483
33,300	General Mills, Inc.	1,616,049
21,400	Michael Kors Holdings, Ltd. *	1,327,228
33,400	NIKE, Inc.	2,126,912
50,300	PepsiCo, Inc.	4,114,037
43,800	Philip Morris International, Inc.	3,793,956
40,500	Procter & Gamble Co.	3,118,095

		19,918,760

Consumer Services - 4.6%
31,600	McDonald’s Corp.	3,128,400
55,400	News Corp.	1,806,040
22,200	Visa, Inc.	4,057,050

		8,991,490

Electronic Technology - 13.7%
16,350	Apple, Inc.	6,475,908
70,700	Applied Materials, Inc.	1,054,137
32,700	Avago Technologies, Ltd.	1,222,326
51,800	Broadcom Corp.	1,748,768
88,600	Ciena Corp. *	1,720,612
56,800	EMC Corp.	1,341,616
79,100	Intel Corp.	1,915,802
36,600	International Business Machines Corp.	6,994,626
71,200	Qualcomm, Inc.	4,348,896

		26,822,691

Energy Minerals - 3.9%
26,600	Chevron Corp.	3,147,844
11,500	Continental Resources, Inc. *	989,690
34,900	Marathon Petroleum Corp.	2,479,994
11,400	Occidental Petroleum Corp.	1,017,222

		7,634,750

Finance - 3.9%
11,100	ACE, Ltd.	993,228
13,900	Franklin Resources, Inc.	1,890,678
9,300	Goldman Sachs Group, Inc.	1,406,625
34,700	JPMorgan Chase & Co.	1,831,813
25,600	Marsh & McLennan Cos., Inc.	1,021,952
9,100	MetLife, Inc.	416,416

		7,560,712

Quantity	Name of Issuer	Fair Value ($)

Health Services - 3.5%
29,819	Express Scripts Holding Co. *	1,839,534
14,200	McKesson Corp.	1,625,900
52,600	UnitedHealth Group, Inc.	3,444,248

		6,909,682

Health Technology - 12.2%
14,700	Alexion Pharmaceuticals, Inc. *	1,355,928
19,400	Allergan, Inc.	1,634,256
22,900	Baxter International, Inc.	1,586,283
71,100	Bristol-Myers Squibb Co.	3,177,459
26,300	Celgene Corp. *	3,074,733
9,400	Covidien, PLC	590,696
68,100	Gilead Sciences, Inc. *	3,487,401
1,200	Intuitive Surgical, Inc. *	607,896
21,100	Johnson & Johnson	1,811,646
97,254	Pfizer, Inc.	2,724,084
26,200	Stryker Corp.	1,694,616
22,700	Thermo Fisher Scientific, Inc.	1,921,101
7,865	Zoetis, Inc.	242,949

		23,909,048

Industrial Services - 1.6%
30,400	Schlumberger, Ltd.	2,178,464
24,400	Seadrill, Ltd.	994,056

		3,172,520

Process Industries - 4.0%
7,900	CF Industries Holdings, Inc.	1,354,850
41,000	Ecolab, Inc.	3,492,790
29,200	International Paper Co.	1,293,852
14,600	Praxair, Inc.	1,681,336

		7,822,828

Producer Manufacturing - 9.3%
20,000	3M Co.	2,187,000
19,600	Caterpillar, Inc.	1,616,804
42,100	Danaher Corp.	2,664,930
25,450	Deere & Co.	2,067,812
12,400	Eaton Corp., PLC	816,044
26,700	Emerson Electric Co.	1,456,218
19,800	Flowserve Corp.	1,069,398
25,100	Honeywell International, Inc.	1,991,434
8,500	Precision Castparts Corp.	1,921,085
26,500	United Technologies Corp.	2,462,910

		18,253,635

Retail Trade - 10.6%
7,500	Amazon.com, Inc. *	2,082,675
10,600	Costco Wholesale Corp.	1,172,042
51,100	CVS Caremark Corp.	2,921,898

See accompanying notes to financial statements
22	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

46,400	Dick’s Sporting Goods, Inc.	2,322,784
16,000	eBay, Inc. *	827,520
34,800	Home Depot, Inc.	2,695,956
13,200	Lululemon Athletica, Inc. *	864,864
44,900	Target Corp.	3,091,814
56,900	TJX Cos., Inc.	2,848,414
25,600	Wal-Mart Stores, Inc.	1,906,944

		20,734,911

Technology Services - 13.7%
45,100	Accenture, PLC	3,245,396
21,800	Cognizant Technology Solutions Corp. *	1,364,898
8,800	Google, Inc. *	7,747,256
38,800	Informatica Corp. *	1,357,224
80,000	Microsoft Corp.	2,762,400
139,100	Oracle Corp.	4,273,152
3,600	priceline.com, Inc. *	2,977,668
29,937	Teradata Corp. *	1,503,736
24,200	VMware, Inc. *	1,621,158

		26,852,888

Transportation - 2.5%
22,000	Union Pacific Corp.	3,394,160
18,300	United Parcel Service, Inc.	1,582,584

		4,976,744

Quantity	Name of Issuer	Fair Value ($)

Utilities - 1.4%
39,700	Kinder Morgan, Inc.	1,514,555
32,100	Wisconsin Energy Corp.	1,315,779

		2,830,334

Total Common Stocks (cost: $136,860,453)		193,532,797

Total Investments in Securities - 98.6% (cost: $136,860,453)		193,532,797

Other Assets and Liabilities, net - 1.4%		2,751,853

Total Net Assets - 100.0%		$196,284,650

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	193,532,797	—	—	193,532,797
Total:	193,532,797	—	—	193,532,797

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements

JUNE 30, 2013	23

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Sit Mid Cap Growth Fund’s twelve-month return was +14.70%, compared to +22.88% for the Russell Midcap® Growth Index. The Russell MidCap® Index advanced +25.41% during the period.

Stocks overcame a broad-based slowdown in corporate earnings to post solid returns over the past few months. The key issue for the U.S. equity market is the growth outlook for the economy. While there are clearly some bright spots – including a recovery in housing and booming domestic energy production – we continue to believe the sluggish growth environment is likely to persist. A slowdown in government spending, higher tax rates and very modest growth in consumer incomes are among the key reasons for this subdued outlook. The good news, however, from our perspective, is that there are many companies selling at attractive valuations with positive secular growth prospects.While the Fund’s largest sector weightings remain in the “traditional” growth sectors of electronic technology and health technology, we also have a significant commitment to the retail trade and finance sectors. These sectors are benefitting from a combination of improving credit conditions, driven by slow but steady gains in the labor market, and the “wealth effect,” generated from higher real estate values and stock prices.

Although we are happy to report solid absolute returns to our shareholders, we are not pleased by the relative underperformance compared to the Russell Midcap® Growth Index. The Fund’s one-year relative performance was negatively impacted by stock selection in the electronic technology, process industries, consumer services and health technology sectors. Underperformers in these sectors included VeriFone Systems, Skyworks Solutions, CF Industries, Albemarle, Chipotle Mexican Grill, Intuitive Surgical and Allergan. These negatives were partially offset by positive stock selection in finance and energy minerals sectors. Strong performers in these sectors included Ameriprise Financial, Affiliated Managers Group, Gulfport Energy and Marathon Petroleum.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Our research effort is highly focused on companies with strong, experienced management teams, sound balance sheets, and sustainable earnings growth potential. We strongly believe that this focus will reward our shareholders over time. We appreciate your continued interest in the Fund.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2013

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
One Year	14.70%	22.88%	25.41%
Five Year	4.28	7.61	8.28
Ten Year	8.87	9.94	10.65
Since Inception (9/2/82)	11.70	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/13:	$ 17.69 Per Share
Net Asset Value 6/30/12:	$15.77 Per Share
Total Net Assets:	$152.1 Million
Weighted Average Market Cap:	$13.9 Billion

TOP 10 HOLDINGS

  1. TJX Cos., Inc.

  2. ANSYS, Inc.

  3. Ecolab, Inc.

  4. Dunkin’ Brands Group, Inc.

  5. Iconix Brand Group, Inc.

  6. Waste Connections, Inc.

  7. Macy’s, Inc.

  8. Precision Castparts Corp.

  9. Ultimate Software Group, Inc.

10. Ulta Salon Cosmetics & Fragrance, Inc.

Based on total net assets as of June 30, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2013. Subject to change.

JUNE 30, 2013	25

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.7%

Commercial Services - 1.3%
14,800	Moody’s Corp.	901,764
31,200	Nielsen Holdings NV	1,048,008

		1,949,772

Communications - 1.4%
29,300	SBA Communications Corp. *	2,171,716

Consumer Durables - 4.7%
13,100	Fossil Group, Inc. *	1,353,361
15,900	Polaris Industries, Inc.	1,510,500
27,000	Snap-On, Inc.	2,413,260
24,100	Tupperware Brands Corp.	1,872,329

		7,149,450

Consumer Non-Durables - 4.5%
52,200	Coca-Cola Enterprises, Inc.	1,835,352
108,500	Iconix Brand Group, Inc. *	3,190,985
28,900	Michael Kors Holdings, Ltd. *	1,792,378

		6,818,715

Consumer Services - 5.0%
10,700	AMC Networks, Inc. *	699,887
5,800	Chipotle Mexican Grill, Inc. *	2,113,230
74,900	Dunkin’ Brands Group, Inc.	3,207,218
39,532	Marriott International, Inc.	1,595,907

		7,616,242

Electronic Technology - 6.9%
42,000	Avago Technologies, Ltd.	1,569,960
56,800	Broadcom Corp.	1,917,568
89,800	Ciena Corp. *	1,743,916
11,100	F5 Networks, Inc. *	763,680
29,500	Linear Technology Corp.	1,086,780
10,700	MICROS Systems, Inc. *	461,705
80,800	Skyworks Solutions, Inc. *	1,768,712
34,900	Veeco Instruments, Inc. *	1,236,158

		10,548,479

Energy Minerals - 3.6%
8,900	Continental Resources, Inc. *	765,934
32,500	Gulfport Energy Corp. *	1,529,775
31,200	Marathon Petroleum Corp.	2,217,072
27,500	Southwestern Energy Co. *	1,004,575

		5,517,356

Finance - 9.7%
18,050	ACE, Ltd.	1,615,114
14,800	Affiliated Managers Group, Inc. *	2,426,312
29,000	Ameriprise Financial, Inc.	2,345,520
19,800	Arthur J Gallagher & Co.	865,062
24,700	Discover Financial Services	1,176,708
7,200	IntercontinentalExchange, Inc. *	1,279,872
32,200	Marsh & McLennan Cos., Inc.	1,285,424

Quantity	Name of Issuer	Fair Value ($)

27,100	Signature Bank/New York NY *	2,249,842
21,400	T Rowe Price Group, Inc.	1,565,410

		14,809,264

Health Services - 1.6%
25,000	Express Scripts Holding Co. *	1,542,250
7,500	Stericycle, Inc. *	828,225

		2,370,475

Health Technology - 8.9%
16,000	Alexion Pharmaceuticals, Inc. *	1,475,840
18,300	Allergan, Inc.	1,541,592
20,500	Celgene Corp. *	2,396,655
11,300	Edwards Lifesciences Corp. *	759,360
13,400	IDEXX Laboratories, Inc. *	1,203,052
2,700	Intuitive Surgical, Inc. *	1,367,766
29,450	Thermo Fisher Scientific, Inc.	2,492,354
38,300	Thoratec Corp. *	1,199,173
14,200	Vertex Pharmaceuticals, Inc. *	1,134,154

		13,569,946

Industrial Services - 5.7%
34,800	Chicago Bridge & Iron Co. NV	2,076,168
11,000	National Oilwell Varco, Inc.	757,900
14,950	Schlumberger, Ltd.	1,071,317
43,000	Seadrill, Ltd.	1,751,820
71,700	Waste Connections, Inc.	2,949,738

		8,606,943

Non-Energy Minerals - 1.7%
26,700	Haynes International, Inc.	1,278,129
116,000	Stillwater Mining Co. *	1,245,840

		2,523,969

Process Industries - 8.0%
17,200	Airgas, Inc.	1,641,912
30,400	Albemarle Corp.	1,893,616
11,800	CF Industries Holdings, Inc.	2,023,700
38,400	Ecolab, Inc.	3,271,296
31,200	FMC Corp.	1,905,072
30,900	Scotts Miracle-Gro Co.	1,492,779

		12,228,375

Producer Manufacturing - 10.9%
31,600	AGCO Corp.	1,586,004
60,187	AMETEK, Inc.	2,545,910
20,300	Cummins, Inc.	2,201,738
11,622	Eaton Corp., PLC	764,834
28,800	Flowserve Corp.	1,555,488
15,500	MSC Industrial Direct Co., Inc.	1,200,630
11,900	Precision Castparts Corp.	2,689,519
25,500	SPX Corp.	1,835,490
83,400	Trimble Navigation, Ltd. *	2,169,234

		16,548,847

See accompanying notes to financial statements
26	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Retail Trade - 10.9%
15,800	Bed Bath & Beyond, Inc. *	1,120,220
52,100	Dick’s Sporting Goods, Inc.	2,608,126
13,100	Dollar Tree, Inc. *	666,003
26,600	Lululemon Athletica, Inc. *	1,742,832
58,600	Macy’s, Inc.	2,812,800
18,300	Nordstrom, Inc.	1,096,902
78,300	TJX Cos., Inc.	3,919,698
26,200	Ulta Salon Cosmetics & Fragrance, Inc. *	2,624,192

		16,590,773

Technology Services - 10.6%
47,100	ANSYS, Inc. *	3,443,010
15,100	Citrix Systems, Inc. *	910,983
38,300	Cognizant Technology Solutions Corp. *	2,397,963
63,400	Informatica Corp. *	2,217,732
3,000	priceline.com, Inc. *	2,481,390
39,500	Teradata Corp. *	1,984,085
22,600	Ultimate Software Group, Inc. *	2,650,754

		16,085,917

Quantity	Name of Issuer	Fair Value ($)

Utilities - 2.3%
51,500	Calpine Corp. *	1,093,345
25,100	UGI Corp.	981,661
35,300	Wisconsin Energy Corp.	1,446,947

		3,521,953

Total Common Stocks (cost: $94,373,730)		148,628,192

Total Investments in Securities - 97.7% (cost: $94,373,730)		148,628,192

Other Assets and Liabilities, net - 2.3%		3,500,556

Total Net Assets - 100.0%		$152,128,748

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of June 30, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	148,628,192	—	—	148,628,192

Total:	148,628,192	—	—	148,628,192

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements
JUNE 30, 2013	27

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000 Index measured at the end of the previous twelve months ($6.7 billion as of June 30, 2013).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund return was +14.08% over the past twelve months. This compares to the +23.67% return for the Russell 2000® Growth Index and the +24.21% gain for the Russell 2000® Index.

Despite an increase in volatility in recent months, U.S. equity markets posted solid returns over the past year. And, while corporate earnings have slowed considerably in recent quarters as the economic recovery has stalled to some degree, low interest rates and a highly accommodative Federal Reserve have been key factors supporting stock prices. However, we believe returns are likely to be more modest in the year ahead, as valuations have moved higher despite the absence of a material gain in corporate profits. Moreover, based on several metrics that we monitor, we believe lower quality, more speculative small capitalization stocks have been a key to beating the market in recent months. While there are many possible explanations for this (including the Federal Reserve’s quantitative easing program), we believe higher quality companies will outperform in the long run. We continue to believe that a focus on quality growth companies is appropriate in this slow growth environment. Quality, as we define it, refers to companies with strong balance sheets, predictable earnings growth, consistent cash flow generation, and management teams that focus on improving returns on capital. While there are high quality companies in many sectors of the market, we believe they are particularly prevalent in the heaviest weighted sectors within the Fund, including electronic technology, producer manufacturing, health technology and finance.

The Fund underperformed the Russell 2000® Growth Index over the past twelve months. Relative performance was negatively impacted by stock selection in the electronic technology, technology services, retail trade and consumer non-durables sectors. In terms of individual stocks, Monster Beverage, Informatica, Skyworks Solutions,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

VeriFone Systems,Alexion Pharmaceuticals andVolcano most negatively impacted relative returns. Conversely, the Fund’s energy minerals holdings performed well over the period, with particular strong performance from our Gulfport Energy position. In addition, holdings in the consumer durables sector added to relative returns, as Snap-On and Tupperware Brands outperformed the market over the period.

We appreciate shareholders’ continued interest in the Fund.

Roger J. Sit             Michael J. Stellmacher

Kent L. Johnson     Robert W. Sit

Portfolio Managers

28	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2013

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
One Year	14.08%	23.67%	24.21%
Five Year	5.99	8.89	8.77
Ten Year	8.75	9.62	9.53
Since Inception (7/1/94)	10.59	7.28	9.10

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/13:	$ 50.08 Per Share
Net Asset Value 6/30/12:	$ 43.90 Per Share
Total Net Assets:	$ 84.8 Million
Weighted Average Market Cap:	$ 5.2 Billion

TOP 10 HOLDINGS

  1. Ultimate Software Group, Inc.

  2. Gulfport Energy Corp.

  3. Dunkin’ Brand Group, Inc.

  4. Affiliated Managers Group, Inc.

  5. Snap-On, Inc.

  6. ANSYS, Inc.

  7. Iconix Brand Group, Inc.

  8. Schweitzer-Mauduit International, Inc.

  9. Chicago Bridge & Iron Co. NV.

10. Buffalo Wild Wings, Inc.

Based on total net assets as of June 30, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2013. Subject to change.

JUNE 30, 2013	29

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.1%

Commercial Services - 1.8%
14,800	DigitalGlobe, Inc. *	458,948
41,200	On Assignment, Inc. *	1,100,864

		1,559,812

Communications - 1.9%
13,150	SBA Communications Corp. *	974,678
24,100	TW Telecom, Inc. *	678,174

		1,652,852

Consumer Durables - 6.2%
8,000	Fossil Group, Inc. *	826,480
17,000	Polaris Industries, Inc.	1,615,000
19,600	Snap-On, Inc.	1,751,848
13,200	Tupperware Brands Corp.	1,025,508

		5,218,836

Consumer Non-Durables - 4.7%
56,900	Iconix Brand Group, Inc. *	1,673,429
33,000	Schweitzer-Mauduit International, Inc.	1,646,040
30,300	Vera Bradley, Inc. *	656,298

		3,975,767

Consumer Services - 5.1%
16,600	Buffalo Wild Wings, Inc. *	1,629,456
42,800	Dunkin’ Brands Group, Inc.	1,832,696
31,300	Lions Gate Entertainment Corp. *	859,811
120	Noodles & Co. *	4,410

		4,326,373

Electronic Technology - 6.1%
9,750	3D Systems Corp. *	428,025
57,300	Ciena Corp. *	1,112,766
4,400	F5 Networks, Inc. *	302,720
9,000	MICROS Systems, Inc. *	388,350
51,500	Skyworks Solutions, Inc. *	1,127,335
23,000	Synaptics, Inc. *	886,880
19,200	Veeco Instruments, Inc. *	680,064
20,100	Volterra Semiconductor Corp. *	283,812

		5,209,952

Energy Minerals - 4.3%
5,700	EPL Oil & Gas, Inc. *	167,352
44,200	Gulfport Energy Corp. *	2,080,494
31,200	Northern Oil and Gas, Inc. *	416,208
35,000	Western Refining, Inc.	982,450

		3,646,504

Finance - 9.3%
10,800	Affiliated Managers Group, Inc. *	1,770,552
21,700	Axis Capital Holdings, Ltd.	993,426
29,200	First Republic Bank/CA	1,123,616

Quantity	Name of Issuer	Fair Value ($)

18,900	Signature Bank/New York NY *	1,569,078
12,650	Stifel Financial Corp. *	451,225
38,500	TCF Financial Corp.	545,930
14,400	Texas Capital Bancshares, Inc. *	638,784
22,400	Validus Holdings, Ltd.	809,088

		7,901,699

Health Services - 4.8%
13,000	Advisory Board Co. *	710,450
8,900	Air Methods Corp.	301,532
7,100	Athenahealth, Inc. *	601,512
30,700	Healthcare Services Group, Inc.	752,764
23,000	HMS Holdings Corp. *	535,900
10,400	Stericycle, Inc. *	1,148,472

		4,050,630

Health Technology - 9.8%
16,900	Alexion Pharmaceuticals, Inc. *	1,558,856
11,300	Celgene Corp. *	1,321,083
11,400	Cubist Pharmaceuticals, Inc. *	550,620
18,700	Haemonetics Corp. *	773,245
3,600	HeartWare International, Inc. *	342,396
1,300	Intuitive Surgical, Inc. *	658,554
15,200	NuVasive, Inc. *	376,808
18,400	PerkinElmer, Inc.	598,000
9,100	Techne Corp.	628,628
20,500	Thoratec Corp. *	641,855
12,000	Vivus, Inc. *	150,960
37,100	Volcano Corp. *	672,623

		8,273,628

Industrial Services - 7.4%
13,200	Atwood Oceanics, Inc. *	687,060
27,400	Chicago Bridge & Iron Co. NV	1,634,684
5,200	Core Laboratories NV	788,632
15,000	EMCOR Group, Inc.	609,750
10,700	Lufkin Industries, Inc.	946,629
39,100	Waste Connections, Inc.	1,608,574

		6,275,329

Non-Energy Minerals - 1.2%
12,700	Haynes International, Inc.	607,949
42,200	Stillwater Mining Co. *	453,228

		1,061,177

Process Industries - 3.5%
27,600	American Vanguard Corp.	646,668
6,400	CF Industries Holdings, Inc.	1,097,600
19,000	Olin Corp.	454,480
15,900	Scotts Miracle-Gro Co.	768,129

		2,966,877

See accompanying notes to financial statements
30	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 11.9%
6,400	AGCO Corp.	321,216
31,600	AMETEK, Inc.	1,336,680
14,000	Applied Industrial Technologies, Inc.	676,620
14,000	CLARCOR, Inc.	730,940
14,400	Crane Co.	862,848
6,600	Esterline Technologies Corp. *	477,114
25,500	IDEX Corp.	1,372,155
14,000	Lincoln Electric Holdings, Inc.	801,780
8,400	MSC Industrial Direct Co., Inc.	650,664
9,100	Proto Labs, Inc. *	591,227
46,000	Trimble Navigation, Ltd. *	1,196,460
20,000	Wabtec Corp.	1,068,600

		10,086,304

Retail Trade - 5.8%
17,700	Casey’s General Stores, Inc.	1,064,832
28,600	Dick’s Sporting Goods, Inc.	1,431,716
14,800	Lululemon Athletica, Inc. *	969,696
14,100	Ulta Salon Cosmetics & Fragrance, Inc. *	1,412,256

		4,878,500

Technology Services - 12.4%
23,200	ANSYS, Inc. *	1,695,920
7,900	Citrix Systems, Inc. *	476,607
10,100	CommVault Systems, Inc. *	766,489
18,600	Concur Technologies, Inc. *	1,513,668
34,500	Informatica Corp. *	1,206,810

Quantity	Name of Issuer	Fair Value ($)

14,100	Solera Holdings, Inc.	784,665
22,500	Syntel, Inc.	1,414,575
20,400	Ultimate Software Group, Inc. *	2,392,716
11,600	ValueClick, Inc. *	286,288

		10,537,738

Transportation - 1.6%
18,900	Hub Group, Inc. *	688,338
38,100	Knight Transportation, Inc.	640,842

		1,329,180

Utilities - 1.3%
6,300	ITC Holdings Corp.	575,190
13,100	UGI Corp.	512,341

		1,087,531

Total Common Stocks (cost: $58,991,128)		84,038,689

Total Investments in Securities - 99.1% (cost: $58,991,128)		84,038,689

Other Assets and Liabilities, net - 0.9%		754,055

Total Net Assets - 100.0%		$84,792,744

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements:

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	84,038,689	—	—	84,038,689

Total:	84,038,689	—	—	84,038,689

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements
JUNE 30, 2013	31

Sit International Growth Fund

OBJECTIVE & STRATEGY

The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit International Growth Fund appreciated +15.06% for the twelvemonth period ended June 30, 2013, but modestly underperformed the MSCI EAFE Growth Index, which appreciated +18.67%. The Fund’s top contributing sectors to absolute performance were information technology, financials, industrials, and health care. On a geographic basis, European and Japanese stocks led the rest of international markets. Much of the performance in European stocks was a “bounce off the bottom” from last summer’s financial crisis lows. Over the last six months, the Japanese equity market responded positively to Prime Minister Shizo Abe’s economic policy agenda, even though the agenda has yet to be proven.

The top two contributing industries to relative performance were materials and technology hardware. The combination of good stock selection, the underweight position in materials, and overweight position in technology hardware relative to the Index led to the strong relative performance. Finally the retailing, insurance, energy, and semiconductor industries all contributed to the relative performance due to either stock selection or the allocation effect. While those industries all contributed to relative performance, the automobile, media, telecommunications, and consumer services industries all took away to performance due to less than stellar stock selection.

On a regional basis, euro area stocks contributed the most to relative performance due to strong stock selection and the underweight position. The UK was the largest detractor to relative performance due to negative stock selection and the overweight position in a country that lagged the Index.

The Fund’s largest regional exposure remains Europe. In this region, valuations are attractive relative to historical measures. The Fund remains globally diversified. Holdings have exposure to not only Europe, but also to emerging markets (Asia, Latin America, Eastern Europe, and South Africa), along with the U.S. These securities have high quality characteristics such as strong balance sheets, good cash flow, stable and/or improving sales and earnings, and improving margins. The Fund has a broad exposure to a variety of sectors including cyclical securities, consumption stocks, and financials.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index. This is the Fund’s primary index.

In Asia, the Japanese equity market has been considered a safe haven for the past several years; however this no longer appears to be the case given the structural risks to the economy and the unproven nature of Mr.Abe’s economic policies. The Fund remains underweight Japan with a focus on defensive consumption-driven companies and export-oriented businesses. Elsewhere in Asia, China has been the main growth engine for the global economy, but its economy continues to decelerate. Higher wages in China are beginning to push manufacturing overseas to less expensive countries in Southeast Asia and Mexico. China is emphasizing a shift in its economy to consumption. Given the cautious stance on China over the near term, the Fund’s holdings remain defensively positioned.

Roger J. Sit         Tasha M. Murdoff

Portfolio Managers

32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2013

	Sit International Growth Fund	MSCI EAFE Growth Index [1]	MSCI EAFE Index [2]
One Year	15.06%	18.67%	18.62%
Five Year	-1.93	-0.38	-0.63
Ten Year	5.93	7.62	7.67
Since Inception (11/1/91)	3.88	3.89	5.18

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented developed market stocks within Europe, Australasia and the Far East. It is not possible to invest directly in an index.

2 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Growth Index
Europe	64.4%	62.6%
Asia	26.3%	36.9%
Other	6.4%	0.5%
Cash & Other Net Assets	2.9%	—

Based on total net assets as of June 30, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/13:	$ 15.05 Per Share
Net Asset Value 6/30/12:	$ 13.29 Per Share
Total Net Assets:	$ 20.9 Million
Weighted Average Market Cap:	$ 60.8 Billion

TOP 10 HOLDINGS

  1. Nestle SA

  2. Diageo, PLC, ADR

  3. Royal Dutch Shell, PLC, ADR

  4. Centrica, PLC

  5. British American Tobacco, PLC

  6. Roche Holding AG

  7. BHP Billiton, Ltd.

  8. Syngenta AG

  9. Pearson, PLC, ADR

10. Honda Motor Co., Ltd.

Based on total net assets as of June 30, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2013. Subject to change.

JUNE 30, 2013	33

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.1%

Africa/Middle East - 0.9%

South Africa - 0.9%
4,500	Sasol, Ltd., ADR	194,895

Asia - 26.3%

Australia - 5.5%
7,575	Australia & New Zealand Banking Group, Ltd.	196,643
18,750	BHP Billiton, Ltd.	539,680
2,400	Rio Tinto, PLC, ADR	98,591
2,300	Westpac Banking Corp., ADR	303,347

		1,138,261

China/Hong Kong - 3.6%
33,950	HSBC Holdings, PLC	351,901
9,860	HSBC Holdings, PLC	102,073
4,900	New Oriental Education & Tech. Group, ADR	108,535
8,880	Standard Chartered, PLC	192,789

		755,298

Japan - 14.5%
41,000	Daicel Corp.	358,339
700	Fanuc, Ltd.	101,309
13,800	Honda Motor Co., Ltd.	512,662
6,100	Japan Tobacco, Inc.	215,315
14,100	Komatsu, Ltd.	324,750
18,000	Kubota Corp.	261,961
4,800	Makita Corp.	258,059
9,100	Seven & I Holdings Co., Ltd.	333,272
1,100	SMC Corp.	220,523
3,900	Softbank Corp.	227,019
4,900	Sumitomo Mitsui Financial Group, Inc.	224,288

		3,037,497

Singapore - 1.8%
5,000	Avago Technologies, Ltd.	186,900
15,000	DBS Group Holdings, Ltd.	182,519

		369,419

South Korea - 0.9%
330	Samsung Electronics Co., Ltd., GDR	192,390

Europe - 64.4%

Denmark - 1.1%
1,525	Novo Nordisk A/S	237,080

France - 6.6%
3,985	BNP Paribas SA	218,158
2,525	Dassault Systemes SA	308,622
5,900	Ingenico	392,609
2,020	Sanofi	208,828
3,450	Schlumberger, Ltd.	247,227

		1,375,444

Quantity	Name of Issuer	Fair Value ($)

Germany - 6.9%
2,930	Adidas AG	316,728
2,750	Allianz SE	401,391
1,160	Muenchener Rueckver	213,106
900	Rational AG	301,303
1,015	Volkswagen AG	205,012

		1,437,540

Ireland - 2.0%
6,550	Covidien, PLC	411,602

Italy - 2.5%
8,400	Eni SpA	172,400
23,600	Prada SpA	212,819
3,600	Tenaris SA, ADR	144,971

		530,190

Netherlands - 2.4%
2,450	ASML Holding NV	193,795
33,700	ING Groep NV *	307,986

		501,781

Norway - 2.0%
10,500	Seadrill, Ltd.	427,770

Spain - 2.7%
17,300	Banco Bilbao Vizcaya Argentaria SA, ADR	145,493
3,350	Inditex SA	413,205

		558,698

Sweden - 1.0%
2,700	Autoliv, Inc.	208,953

Switzerland - 15.9%
8,195	Credit Suisse Group AG, ADR	216,840
10,200	Nestle SA	669,328
5,225	Novartis AG	370,090
2,175	Roche Holding AG	539,829
228	SGS SA	489,498
1,925	Sulzer AG	307,390
360	Swatch Group AG	196,646
1,370	Syngenta AG	534,244

		3,323,865

United Kingdom - 21.3%
11,570	British American Tobacco, PLC	593,424
16,370	Burberry Group, PLC	336,774
110,300	Centrica, PLC	603,313
5,450	Diageo, PLC, ADR	626,477
9,350	GlaxoSmithKline, PLC, ADR	467,220
28,900	Pearson, PLC, ADR	517,599
4,430	Reckitt Benckiser Group, PLC	313,365
9,400	Royal Dutch Shell, PLC, ADR	622,938
3,485	Shire, PLC	110,441
86,330	Vodafone Group, PLC	247,395

		4,438,946

See accompanying notes to financial statements
34	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Latin America - 1.6%

Argentina - 0.7%
1,300	MercadoLibre, Inc.	140,087

Brazil - 0.9%
3,800	AGCO Corp.	190,722

North America - 3.9%

Bermuda - 0.8%
1,850	PartnerRe, Ltd.	167,536

Canada - 3.1%
2,100	Canadian National Railway Co.	204,267
3,300	Lululemon Athletica, Inc. *	216,216
5,700	Rogers Communications, Inc.	223,440

		643,923

Total Common Stocks (cost: $16,500,321)		20,281,897

Total Investments in Securities - 97.1% (cost: $16,500,321)		20,281,897

Other Assets and Liabilities, net - 2.9%		608,134

Total Net Assets - 100.0%		$20,890,031

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements

JUNE 30, 2013	35

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	140,087	—	—	140,087
Australia	401,938	736,323	—	1,138,261
Bermuda	167,536	—	—	167,536
Brazil	190,722	—	—	190,722
Canada	643,923	—	—	643,923
China/Hong Kong	108,535	646,763	—	755,298
Denmark	—	237,080	—	237,080
France	247,227	1,128,217	—	1,375,444
Germany	—	1,437,540	—	1,437,540
Ireland	411,602	—	—	411,602
Italy	144,971	385,219	—	530,190
Japan	—	3,037,497	—	3,037,497
Netherlands	193,795	307,986	—	501,781
Norway	427,770	—	—	427,770
Singapore	186,900	182,519	—	369,419
South Africa	194,895	—	—	194,895
South Korea	192,390	—	—	192,390
Spain	145,493	413,205	—	558,698
Sweden	208,953	—	—	208,953
Switzerland	216,840	3,107,025	—	3,323,865
United Kingdom	2,234,234	2,204,712	—	4,438,946

Total:	6,457,811	13,824,086	—	20,281,897

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements
36	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2013	37

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Development Markets Growth Fund slightly outperformed the MSCI Emerging Markets Index, rising +0.36% versus +0.32% for the Index. The relative performance gain was made in the first six months of 2013. As markets grew more volatile and emerging markets sold off more than other international stocks, the Fund gained traction relative to the Index. The more conservative style and high quality nature of the Fund were the two key reasons. The Fund continues to hold companies with strong, experienced management teams, sound balance sheets, cash flow generation, and sustainable earnings and revenue growth.

The capital goods and utilities industries meaningfully contributed the relative outperformance over the last twelve months thanks to great stock selection. The media industry also positively impacted relative performance given the overweight position (relative to the Index) and good stock selection. Partially offsetting the above relative performance was the negative stock selection and underweight in the banking industry, which outperformed the overall Index. Consumer services also negatively impacted the Fund due to poor stock selection.

On a country basis, South Africa, Korea, and Brazil contributed the most to relative performance. All three proved to have positive stock selection even though all three countries underperformed the Index in U.S. dollar terms. China and Mexico took away absolute performance, due to less-than-stellar stock selection.

China has been the main growth engine for the global economy, but its economy continues to decelerate. Higher wages in China are beginning to push manufacturing overseas to less expensive countries in Southeast Asia and Mexico. Southeast Asian economic growth will be strong in 2013, growing at around 5.0% for Indonesia, Malaysia, the Philippines, and Thailand, driven by domestic consumption. The shift in manufacturing to these countries, together with a young population, will further increase consumption. Given our cautious stance on the economic growth prospects in China over the near term, we remain defensive.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

Latin America continues to lose steam, driven by Brazil and recent weakness in Mexico. Brazil’s economy has been affected by the slowdown in China’s demand for raw materials. Slower economic growth has hurt the consumer. Moreover, in late June, a political crisis erupted with riots that included more than 300,000 protesters. The unrest began over a 7% increase in bus fares (since rescinded), but it is also a reflection of anger over the government’s focus on the upcoming World Cup in 2014 and Olympics in 2016, and not enough attention on infrastructure improvement for the rest of the population. Mexi-co’s economy was also weak because of slower growth from the United States, its main trading partner.Within LatinAmerica the focus remains on high quality growth stocks.

Roger J. Sit

Raymond E. Sit

Portfolio Managers

38	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2013

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
One Year	0.36%	0.32%	4.88%
Five Year	-3.71	-2.86	-2.48
Ten Year	10.49	10.95	10.50
Since Inception (7/1/94)	4.28	3.61	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	59.5%	62.5%
Latin America	28.2%	20.2%
Africa/Middle East	9.9%	7.5%
Europe	1.1%	9.8%
Cash & Other Net Assets	1.3%	—

Based on total net assets as of June 30, 2013. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/13:	$ 16.40 Per Share
Net Asset Value 6/30/12:	$ 17.70 Per Share
Total Net Assets:	$ 10.6 Million
Weighted Average Market Cap:	$ 35.1 Billion

TOP 10 HOLDINGS

  1. Samsung Electronics Co., Ltd.

  2. Cia de Bebidas das Americas, ADR

  3. Hengan International Group Co., Ltd.

  4. Embraer SA, ADR

  5. Tencent Holdings, Ltd.

  6. Bangkok Bank PCL

  7. Naspers, Ltd.

  8. BHP Billiton, Ltd., ADR

  9. Banco Bradesco SA

10. CNOOC, Ltd., ADR

Based on total net assets as of June 30, 2013. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2013. Subject to change.

JUNE 30, 2013	39

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.7%

Africa/Middle East - 9.9%

Israel - 1.1%
3,300	NICE Systems, Ltd., ADR	121,737

South Africa - 8.8%
6,275	Bidvest Group, Ltd.	155,469
11,500	MTN Group, Ltd.	213,893
4,180	Naspers, Ltd.	308,533
5,800	Sasol, Ltd., ADR	251,198

		929,093

Asia - 59.5%

Australia - 3.8%
5,175	BHP Billiton, Ltd., ADR	298,390
2,300	Rio Tinto, Ltd.	110,229

		408,619

China/Hong Kong - 23.6%
160,000	Belle International Holdings, Ltd.	218,733
4,200	China Life Insurance Co., Ltd., ADR	146,496
26,000	China Mengniu Dairy Co., Ltd.	92,809
104,000	China Oilfield Services, Ltd.	202,268
53,000	China Shenhua Energy Co., Ltd.	134,730
3,600	China Unicom Hong Kong, Ltd., ADR	47,303
204,000	China ZhengTong Auto Services, Ltd. *	95,065
1,725	CNOOC, Ltd., ADR	288,903
36,000	ENN Energy Holdings, Ltd.	190,680
31,500	Hengan International Group Co., Ltd.	342,251
7,600	New Oriental Education & Tech. Group, ADR	168,340
66,000	PetroChina Co., Ltd.	71,568
8,400	Tencent Holdings, Ltd.	327,997
149,000	Travelsky Technology, Ltd.	94,420
58,000	Want Want China Holdings, Ltd.	81,295

		2,502,858

India - 2.5%
4,400	ICICI Bank, Ltd., ADR	168,300
3,200	Reliance Industries, Ltd., GDR [4]	92,901

		261,201

Indonesia - 2.7%
409,000	Astra International Tbk PT	287,521

Malaysia - 1.0%
5,600	British American Tobacco Malaysia	105,354

Philippines - 1.5%
207,700	Manila Water Co., Inc.	155,616

Singapore - 0.9%
8,000	DBS Group Holdings, Ltd.	97,343

Quantity	Name of Issuer	Fair Value ($)

South Korea - 13.0%
13,025	Cheil Worldwide, Inc. *	279,604
760	E-Mart Co., Ltd.	133,469
6,317	Industrial Bank of Korea	60,259
1,100	POSCO, ADR	71,588
480	Samsung Electronics Co., Ltd.	561,036
8,500	Shinhan Financial Group Co., Ltd.	278,698

		1,384,654

Taiwan - 4.9%
65,856	Cathay Financial Holding Co., Ltd.	89,500
29,860	Hon Hai Precision Industry Co., Ltd., GDR	144,862
78,482	Taiwan Semiconductor Co.	284,112

		518,474

Thailand - 5.6%
13,000	Advanced Info Service PCL	117,526
46,600	Bangkok Bank PCL	310,370
227,683	Siam Global House PCL	170,104

		598,000

Europe - 1.1%

Russia - 1.1%
18,550	Gazprom OAO, ADR *	121,813

Latin America - 28.2%

Argentina - 1.5%
1,500	MercadoLibre, Inc.	161,640

Brazil - 20.3%
4,150	AGCO Corp.	208,288
22,635	Banco Bradesco SA	292,146
6,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	272,760
12,000	Cia de Bebidas das Americas, ADR	448,200
9,150	Embraer SA, ADR	337,544
21,500	Petrobras	156,383
9,250	Telefonica Brasil SA, ADR	211,085
17,400	Vale SA, ADR	228,810

		2,155,216

Chile - 1.7%
7,250	Banco Santander Chile, ADR	177,269

Mexico - 2.8%
6,000	America Movil SAB de CV, ADR	130,500
2,500	Grupo Televisa SA, ADR	62,099
35,100	Wal-Mart de Mexico	98,386

		290,985

See accompanying notes to financial statements
40	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Peru - 1.9%
7,350	Southern Copper Corp.	203,009

Total Common Stocks (cost: $8,258,286)		10,480,402

Total Investments in Securities - 98.7% (cost: $8,258,286)		10,480,402

Other Assets and Liabilities, net - 1.3%		134,849

Total Net Assets - 100.0%		$10,615,251

*	Non-income producing security.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2013 was $92,901 and represented 0.9% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to financial statements

JUNE 30, 2013	41

SCHEDULE OF INVESTMENTS

June 30, 2013

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2013 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Argentina	161,640	—	—	161,640
Australia	298,390	110,229	—	408,619
Brazil	2,155,216	—	—	2,155,216
Chile	177,269	—	—	177,269
China/Hong Kong	651,042	1,851,816	—	2,502,858
India	261,201	—	—	261,201
Indonesia	—	287,521	—	287,521
Israel	121,737	—	—	121,737
Malaysia	—	105,354	—	105,354
Mexico	290,985	—	—	290,985
Peru	203,009	—	—	203,009
Philippines	—	155,616	—	155,616
Russia	—	121,813	—	121,813
Singapore	—	97,343	—	97,343
South Africa	251,198	677,895	—	929,093
South Korea	71,588	1,313,066	—	1,384,654
Taiwan	—	518,474	—	518,474
Thailand	—	598,000	—	598,000

	4,643,275	5,837,127	—	10,480,402

Total:	4,643,275	5,837,127	—	10,480,402

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements
42	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2013	43

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$10,278,290	$879,501,244	$14,814,604

Investments in securities, at fair value - see accompanying schedule for detail	$13,074,826	$1,037,284,902	$16,964,604
Cash in bank on demand deposit	469,239	17,418,955	535,779
Accrued interest and dividends receivable	45,240	1,368,595	41,659
Receivable for investment securities sold	25,755	3,087,890	—
Other receivables (note 5)	—	—	—
Receivable for Fund shares sold	—	2,991,453	800

Total assets	13,615,060	1,062,151,795	17,542,842

LIABILITIES
Payable for investment securities purchased	112,129	3,886,391	71,149
Payable for Fund shares redeemed	—	2,569,553	—
Accrued investment management fees and advisory fees	11,190	846,112	17,861
Accrued 12b-1 fees (Class S)	—	27,778	658

Total liabilities	123,319	7,329,834	89,668

Net assets applicable to outstanding capital stock	$13,491,741	$1,054,821,961	$17,453,174

Net assets consist of:
Capital (par value and paid-in surplus)	$11,325,016	$880,800,816	$14,617,372
Undistributed (distributions in excess of) net investment income	45,468	3,697,176	96,078
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(675,279)	12,540,311	590,011
Unrealized appreciation (depreciation) on investments and foreign currency transactions	2,796,536	157,783,658	2,149,713

	$13,491,741	$1,054,821,961	$17,453,174

Outstanding shares:
Common Shares (Class I) *	732,531	56,300,069	994,703

Common Shares (Class S) *	—	8,254,378	228,532

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$13,491,741	$920,323,751	$14,196,272

Common Shares (Class S) *	—	134,498,210	3,256,902

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$18.42	$16.35	$14.27

Common Shares (Class S) *	—	$16.29	$14.25

* Dividend Growth and Global Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$136,860,453	$94,373,730	$58,991,128	$16,500,321	$8,258,286

$193,532,797	$148,628,192	$84,038,689	$20,281,897	$10,480,402
2,502,700	3,782,658	894,385	275,755	106,494
199,884	76,876	20,110	110,523	38,899
1,800,154	—	163,737	—	—
—	—	—	275,505	—
4,784	1,772	75	—	7,279

198,040,319	152,489,498	85,116,996	20,943,680	10,633,074

1,266,004	170,240	200,894	23,401	—
324,321	32,657	18,595	4,001	—
165,344	157,853	104,763	26,247	17,823
—	—	—	—	—

1,755,669	360,750	324,252	53,649	17,823

$196,284,650	$152,128,748	$84,792,744	$20,890,031	$10,615,251

$127,205,868	$90,424,616	$61,373,289	$19,969,786	$7,780,497
794,468	—	—	197,482	16,575
11,611,970	7,449,670	(1,628,106)	(3,055,668)	596,506
56,672,344	54,254,462	25,047,561	3,778,431	2,221,673

$196,284,650	$152,128,748	$84,792,744	$20,890,031	$10,615,251

4,129,861	8,600,172	1,693,123	1,388,395	647,452

—	—	—	—	—

$196,284,650	$152,128,748	$84,792,744	$20,890,031	$10,615,251

—	—	—	—	—

$47.53	$17.69	$50.08	$15.05	$16.40

—	—	—	—	—

JUNE 30, 2013	45

STATEMENTS OF OPERATIONS

Year Ended June 30, 2013

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$169,808	$23,583,011	$462,357
Interest	151,359	—	—

Total income	321,167	23,583,011	462,357

Expenses (note 4):
Investment management and advisory service fee	127,525	8,481,022	188,601
12b-1 fees (Class S)	—	297,557	6,920

Total expenses	127,525	8,778,579	195,521

Net investment income (loss)	193,642	14,804,432	266,836

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	102,059	22,700,812	682,074
Net realized gain (loss) on foreign currency transactions	—	—	(104)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	923,868	111,370,988	1,238,541

Net gain (loss)	1,025,927	134,071,800	1,920,511

Net increase (decrease) in net assets resulting from operations	$1,219,569	$148,876,232	$2,187,347

* Foreign taxes withheld on dividends received	$480	$63,648	$8,005

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$4,265,080	$1,607,552	$697,100	$593,228	$263,244
—	—	—	—	—

4,265,080	1,607,552	697,100	593,228	263,244

2,219,300	1,854,434	1,211,421	307,540	235,309
—	—	—	—	—

2,219,300	1,854,434	1,211,421	307,540	235,309

2,045,780	(246,882)	(514,321)	285,688	27,935

30,360,515	7,449,677	4,028,160	1,315,086	825,698
—	—	—	(1,149)	149

(2,912,175)	12,813,030	7,149,264	1,196,714	(765,583)

27,448,340	20,262,707	11,177,424	2,510,651	60,264

$29,494,120	$20,015,825	$10,663,103	$2,796,339	$88,199

$8,174	$1,271	$1,540	$32,163	$26,719

JUNE 30, 2013	47

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Operations:
Net investment income (loss)	$193,642	$193,914	$14,804,432	$8,772,052
Net realized gain (loss) on investments and foreign currency transactions	102,059	291,129	22,700,812	4,527,727
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	923,868	14,485	111,370,988	13,514,965

Net increase (decrease) in net assets resulting from operations	1,219,569	499,528	148,876,232	26,814,744

Distributions from:
Net investment income
Common shares (Class I)	(196,000)	(167,000)	(11,965,578)	(6,136,804)
Common shares (Class S)	—	—	(1,731,523)	(947,200)
Net realized gains on investments
Common shares (Class I)	—	—	(10,089,890)	(2,673,682)
Common shares (Class S)	—	—	(1,708,350)	(539,573)

Total distributions	(196,000)	(167,000)	(25,495,341)	(10,297,259)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	2,160,216	835,851	391,479,786	386,618,169
Common shares (Class S)	—	—	45,123,682	57,987,284
Reinvested distributions
Common shares (Class I)	194,442	165,623	8,486,434	2,714,201
Common shares (Class S)	—	—	3,416,911	1,479,873
Payments for shares redeemed
Common shares (Class I)	(1,707,960)	(662,941)	(205,257,111)	(111,475,601)
Common shares (Class S)	—	—	(32,353,411)	(17,633,797)

Increase (decrease) in net assets from capital transactions.	646,698	338,533	210,896,291	319,690,129

Total increase (decrease) in net assets	1,670,267	671,061	334,277,182	336,207,614

Net assets:
Beginning of period	11,821,474	11,150,413	720,544,779	384,337,165

End of period *	$13,491,741	$11,821,474	$1,054,821,961	$720,544,779

Capital transactions in shares:
Sold
Common shares (Class I)	119,571	50,113	25,170,642	28,454,189
Common shares (Class S)	—	—	2,958,887	4,335,020
Reinvested distributions
Common shares (Class I)	11,088	10,185	574,182	206,662
Common shares (Class S)	—	—	232,216	113,481
Redeemed
Common shares (Class I)	(94,923)	(40,716)	(13,377,883)	(8,316,466)
Common shares (Class S)	—	—	(2,112,078)	(1,331,075)

Net increase (decrease)	35,736	19,582	13,445,966	23,461,811

* includes undistributed net investment income (loss)	$45,468	$47,269	$3,697,176	$2,740,097

See accompanying notes to financial statements.
48	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit Mid Cap Growth Fund
Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012

$266,836	$192,469	$2,045,780	$1,777,799	($246,882)	($480,599)
681,970	(12,776)	30,360,515	27,810,923	7,449,677	6,985,144
1,238,541	(308,151)	(2,912,175)	(22,004,874)	12,813,030	(8,630,862)

2,187,347	(128,458)	29,494,120	7,583,848	20,015,825	(2,126,317)

(196,378)	(136,621)	(2,065,000)	(2,117,000)	—	—
(39,623)	(30,379)	—	—	—	—

(68,213)	(90,583)	(16,571,341)	—	(3,183,573)	—
(15,464)	(23,745)	—	—	—	—

(319,678)	(281,328)	(18,636,341)	(2,117,000)	(3,183,573)	—

3,225,955	3,330,147	10,446,065	24,201,382	5,582,140	5,259,839
829,670	1,310,129	—	—	—	—

259,962	224,872	18,309,598	2,015,056	3,080,881	—
55,002	54,094	—	—	—	—

(1,247,399)	(598,820)	(97,585,147)	(142,471,528)	(17,967,678)	(23,820,050)
(567,072)	(158,928)	—	—	—	—

2,556,118	4,161,494	(68,829,484)	(116,255,090)	(9,304,657)	(18,560,211)

4,423,787	3,751,708	(57,971,705)	(110,788,242)	7,527,595	(20,686,528)

13,029,387	9,277,679	254,256,355	365,044,597	144,601,153	165,287,681

$17,453,174	$13,029,387	$196,284,650	$254,256,355	$152,128,748	$144,601,153

232,699	268,737	223,599	540,919	330,997	330,880
59,328	107,366	—	—	—	—

19,646	18,743	417,360	49,486	189,127	—
4,174	4,537	—	—	—	—

(87,696)	(48,310)	(2,094,980)	(3,311,258)	(1,089,062)	(1,571,151)
(43,011)	(12,884)	—	—	—	—

185,140	338,189	(1,454,021)	(2,720,853)	(568,938)	(1,240,271)

$96,078	$66,928	$794,468	$813,688	—	—

JUNE 30, 2013	49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Small Cap Growth Fund		Sit International Growth Fund
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012

Operations:
Net investment income (loss)	($514,321)	($630,338)	$285,688	$333,300
Net realized gain (loss) on investments and foreign currency transactions	4,028,160	6,595,004	1,313,937	(36,363)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	7,149,264	(8,427,070)	1,196,714	(3,006,587)

Net increase (decrease) in net assets resulting from operations	10,663,103	(2,462,404)	2,796,339	(2,709,650)

Distributions from:
Net investment income
Common shares (Class I)	—	—	(323,000)	(348,000)
Net realized gains on investments
Common shares (Class I)	—	—	—	—

Total distributions	—	—	(323,000)	(348,000)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	2,569,401	4,473,100	691,966	558,305
Reinvested distributions
Common shares (Class I)	—	—	321,167	344,445
Payments for shares redeemed
Common shares (Class I)	(6,642,060)	(18,552,516)	(1,892,538)	(3,371,988)

Decrease in net assets from capital transactions	(4,072,659)	(14,079,416)	(879,405)	(2,469,238)

Total increase (decrease) in net assets	6,590,444	(16,541,820)	1,593,934	(5,526,888)

Net assets:
Beginning of period	78,202,300	94,744,120	19,296,097	24,822,985

End of period*	$84,792,744	$78,202,300	$20,890,031	$19,296,097

Capital transactions in shares:
Sold
Common shares (Class I)	54,522	104,438	45,368	42,488
Reinvested distributions
Common shares (Class I)	—	—	21,759	28,187
Redeemed
Common shares (Class I)	(142,873)	(483,086)	(130,179)	(257,048)

Net increase (decrease)	(88,351)	(378,648)	(63,052)	(186,373)

*includes undistributed net investment income (loss)	—	—	$197,482	$235,943

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Developing Markets Growth Fund
Year Ended June 30, 2013	Year Ended June 30, 2012

$27,935	$35,900
825,847	673,110
(765,583)	(3,117,392)

88,199	(2,408,382)

(36,001)	(36,001)

(881,318)	(956,672)

(917,319)	(992,673)

882,833	1,890,676

901,850	977,185

(1,974,407)	(3,252,391)

(189,724)	(384,530)

(1,018,844)	(3,785,585)

11,634,095	15,419,680

$10,615,251	$11,634,095

48,716	103,103

50,552	56,616

(109,173)	(165,992)

(9,905)	(6,273)

$16,575	$24,492

JUNE 30, 2013	51

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$16.97	$16.47	$14.18	$12.96	$16.32

Operations:
Net investment income [1]	0.27	0.29	0.27	0.35	0.41
Net realized and unrealized gains (losses)	1.46	0.46	2.32	1.24	(3.32)
Total from operations	1.73	0.75	2.59	1.59	(2.91)
Distributions to Shareholders:
From net investment income	(0.28)	(0.25)	(0.30)	(0.37)	(0.45)
Net Asset Value:
End of period	$18.42	$16.97	$16.47	$14.18	$12.96
Total investment return [2]	10.26%	4.61%	18.46%	12.33%	(17.84% )
Net assets at end of period (000’s omitted)	$13,492	$11,821	$11,150	$10,550	$10,349

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.52%	1.75%	1.75%	2.44%	3.12%

Portfolio turnover rate (excluding short-term securities)	30.86%	47.01%	40.84%	46.79%	30.26%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

52	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I	Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$14.10	$13.91	$10.64	$9.60	$13.11
Operations:
Net investment income [1]	0.27	0.24	0.21	0.19	0.23
Net realized and unrealized gains (losses)	2.46	0.26	3.23	1.03	(3.09)
Total from operations	2.73	0.50	3.44	1.22	(2.86)
Redemption fees [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.26)	(0.21)	(0.17)	(0.18)	(0.26)
From net realized gains	(0.22)	(0.10)	—	—	(0.39)
Total distributions	(0.48)	(0.31)	(0.17)	(0.18)	(0.65)
Net Asset Value:
End of period	$16.35	$14.10	$13.91	$10.64	$9.60
Total investment return [3]	19.77%	3.76%	32.58%	12.71%	(21.59% )
Net assets at end of period (000’s omitted)	$920,324	$619,667	$328,057	$39,430	$28,305
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.78%	1.79%	1.59%	1.70%	2.35%
Portfolio turnover rate (excluding short-term securities)	26.58%	26.84%	14.67%	31.84%	69.10%
Class S	Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$14.06	$13.87	$10.61	$9.58	$13.08
Operations:
Net investment income [1]	0.23	0.21	0.17	0.16	0.21
Net realized and unrealized gains (losses)	2.44	0.26	3.23	1.02	(3.09)
Total from operations	2.67	0.47	3.40	1.18	(2.88)
Redemption fees [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.22)	(0.18)	(0.14)	(0.15)	(0.23)
From net realized gains	(0.22)	(0.10)	—	—	(0.39)
Total distributions	(0.44)	(0.28)	(0.14)	(0.15)	(0.62)
Net Asset Value:
End of period	$16.29	$14.06	$13.87	$10.61	$9.58
Total investment return [3]	19.39%	3.53%	32.27%	12.37%	(21.79% )
Net assets at end of period (000’s omitted)	$134,498	$100,878	$56,280	$24,894	$15,730
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.53%	1.54%	1.34%	1.45%	2.10%
Portfolio turnover rate (excluding short-term securities)	26.58%	26.84%	14.67%	31.84%	69.10%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2013	53

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I	Years Ended June 30,				Nine Months Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$12.55	$13.26	$10.41	$9.70	$10.00
Operations:
Net investment income [1]	0.25	0.24	0.20	0.17	0.15
Net realized and unrealized gains (losses)	1.78	(0.58)	2.95	0.68	(0.36)
Total from operations	2.03	(0.34)	3.15	0.85	(0.21)
Redemption fees [2]	—	—	—	—	—
Distributions to Shareholders:
From net investment income	(0.23)	(0.22)	(0.17)	(0.14)	(0.09)
From net realized gains	(0.08)	(0.15)	(0.13)	—	—
Total distributions	(0.31)	(0.37)	(0.30)	(0.14)	(0.09)
Net Asset Value:
End of period	$14.27	$12.55	$13.26	$10.41	$9.70
Total investment return [3]	16.36%	(2.44% )	30.55%	8.79%	(2.06% )
Net assets at end of period (000’s omitted)	$14,196	$10,421	$7,834	$2,832	$2,290
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.81%	1.97%	1.57%	1.48%	2.30%
Portfolio turnover rate (excluding short-term securities)	26.15%	26.65%	21.84%	21.60%	17.69% [5]

Class S	Years Ended June 30,				Nine Months Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$12.54	$13.24	$10.40	$9.70	$10.00
Operations:
Net investment income [1]	0.21	0.21	0.16	0.14	0.13
Net realized and unrealized gains (losses)	1.78	(0.57)	2.95	0.68	(0.36)
Total from operations	1.99	(0.36)	3.11	0.82	(0.23)
Distributions to Shareholders:
From net investment income	(0.20)	(0.19)	(0.14)	(0.12)	(0.07)
From net realized gains	(0.08)	(0.15)	(0.13)	—	—
Total distributions	(0.28)	(0.34)	(0.27)	(0.12)	(0.07)
Net Asset Value:
End of period	$14.25	$12.54	$13.24	$10.40	$9.70
Total investment return [3]	16.01%	(2.60% )	30.17%	8.47%	(2.18% )
Net assets at end of period (000’s omitted)	$3,257	$2,608	$1,444	$882	$740
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.56%	1.72%	1.32%	1.23%	2.05%
Portfolio turnover rate (excluding short-term securities)	26.15%	26.65%	21.84%	21.60%	17.69%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

54	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$45.53	$43.96	$34.75	$32.42	$43.41
Operations:
Net investment income [1]	0.43	0.26	0.22	0.22	0.28
Net realized and unrealized gains (losses)	5.69	1.63	9.21	2.33	(11.06)
Total from operations	6.12	1.89	9.43	2.55	(10.78)
Redemption fees	— [2]	— [2]	— [2]	— [2]	0.01
Distributions to Shareholders:
From net investment income	(0.46)	(0.32)	(0.22)	(0.22)	(0.22)
From net realized gains	(3.66)	—	—	—	—
Total distributions	(4.12)	(0.32)	(0.22)	(0.22)	(0.22)
Net Asset Value:
End of period	$47.53	$45.53	$43.96	$34.75	$32.42
Total investment return [3]	14.18%	4.39%	27.18%	7.80%	(24.77% )
Net assets at end of period (000’s omitted)	$196,285	$254,256	$365,045	$407,359	$324,071
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.92%	0.61%	0.54%	0.58%	0.85%

Portfolio turnover rate (excluding short-term securities)	13.42%	15.06%	25.36%	15.93%	27.98%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2013	55

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Years Ended June 30,
	2013		2012		2011		2010		2009
Net Asset Value:
Beginning of period	$15.77		$15.88		$11.57		$9.90		$14.83
Operations:
Net investment loss [1]	(0.03)		(0.05)		(0.06)		(0.05)		(0.03)
Net realized and unrealized gains (losses)	2.32		(0.06)		4.37		1.72		(4.81)
Total from operations	2.29		(0.11)		4.31		1.67		(4.84)
Capital share proceeds	—		—		—	[2,3]	—		—
Redemption fees [2]	—		—		—		—		—
Distributions to Shareholders:
From net realized gains	(0.37)		—		—		—		(0.09)
Net Asset Value:
End of period	$17.69		$15.77		$15.88		$11.57		$9.90
Total investment return [4]	14.70%		(0.69%	)	37.25%	[5]	16.87%		(32.51% )
Net assets at end of period (000’s omitted)	$152,129		$144,601		$165,288		$130,258		$127,477

Ratios: 6, [7]
Expenses (without waiver)	1.25%		1.25%		1.25%		1.25%		1.25%
Expenses (with waiver)	1.25%		1.25%		1.20%		1.15%		1.15%
Net investment loss (without waiver)	(0.17%	)	(0.33%	)	(0.49%	)	(0.52%	)	(0.40% )
Net investment loss (with waiver)	(0.17%	)	(0.33%	)	(0.44%	)	(0.42%	)	(0.30% )

Portfolio turnover rate (excluding short-term securities)	16.91%		16.23%		26.98%		20.39%		18.07%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	The Fund accounted for proceeds during the year from market timing settlements.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was less than 0.01%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Total Fund expenses are calculated at 1.25% of average daily net assets. The investment adviser voluntarily limited expenses to 1.15% of average daily net assets through December 31, 2010 at which time the agreement was terminated.

56	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Years Ended June 30,
	2013		2012		2011		2010		2009
Net Asset Value:
Beginning of period	$43.90		$43.86		$31.32		$25.89		$37.44
Operations:
Net investment loss [1]	(0.30)		(0.34)		(0.36)		(0.24)		(0.16)
Net realized and unrealized gains (losses)	6.48		0.38		12.89		5.67		(11.39)
Total from operations	6.18		0.04		12.53		5.43		(11.55)
Capital share proceeds	—		—		0.01	[2]	—		—
Redemption fees [3]	—		—		—		—		—
Net Asset Value:
End of period	$50.08		$43.90		$43.86		$31.32		$25.89
Total investment return [4]	14.08%		0.09%		40.04%	[5]	20.97%		(30.85% )
Net assets at end of period (000’s omitted)	$84,793		$78,202		$94,744		$59,848		$58,352

Ratios: [6]
Expenses	1.50%		1.50%		1.50%		1.50%		1.50%
Net investment loss	(0.64%	)	(0.82%	)	(0.91%	)	(0.80%	)	(0.61% )

Portfolio turnover rate (excluding short-term securities)	28.36%		22.32%		30.33%		22.41%		26.19%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.03%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2013	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Years Ended June 30,
	2013	2012	2011		2010		2009
Net Asset Value:
Beginning of period	$13.29	$15.16	$11.67		$10.90		$17.80
Operations:
Net investment income [1]	0.20	0.22	0.16		0.11		0.13
Net realized and unrealized gains (losses)	1.80	(1.86)	3.39		0.65		(6.95)
Total from operations	2.00	(1.64)	3.55		0.76		(6.82)
Capital share proceeds	—	—	0.07	[2]	0.13	[2]	0.10	[2]
Redemption fees	—	— [3]	—	[3]	—	[3]	—	[3]
Distributions to Shareholders:
From net investment income	(0.24)	(0.23)	(0.13)		(0.12)		(0.18)
Net Asset Value:
End of period	$15.05	$13.29	$15.16		$11.67		$10.90
Total investment return [4]	15.06%	(10.69% )	31.08%	[5]	8.10%	[5]	(37.71%	)[5]
Net assets at end of period (000’s omitted)	$20,890	$19,296	$24,823		$20,586		$21,009

Ratios: 6, [7]
Expenses (without waiver)	1.50%	1.50%	1.61%		1.85%		1.85%
Expenses (with waiver)	1.50%	1.50%	1.50%		1.50%		1.50%
Net investment income (without waiver)	1.39%	1.62%	1.01%		0.50%		0.74%
Net investment income (with waiver)	1.39%	1.62%	1.12%		0.85%		1.09%

Portfolio turnover rate (excluding short-term securities)	27.93%	27.82%	35.95%		25.09%		33.12%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements. See Note 5.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.60%, 1.20%, and 0.57% for the years ended June 30, 2011, 2010, and 2009, respectively.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[7]

Effective November 1, 2010, total Fund expenses are limited to 1.50% of average daily net assets. Prior to this date, expenses were calculated at a higher rate, and the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value:
Beginning of period	$17.70	$23.24	$19.00	$16.13	$25.97
Operations:
Net investment income [1]	0.04	0.06	0.03	0.01	0.04
Net realized and unrealized gains (losses)	0.14	(3.89)	4.90	2.90	(9.15)
Total from operations	0.18	(3.83)	4.93	2.91	(9.11)
Capital share proceeds	—	—	—	—	0.09	[2]
Redemption fees	—	— [3]	—	— [3]	—
Distributions to Shareholders:
From net investment income	(0.06)	(0.06)	(0.02)	(0.04)	—
From net realized gains	(1.42)	(1.65)	(0.67)	—	(0.82)
Total distributions	(1.48)	(1.71)	(0.69)	(0.04)	(0.82)
Net Asset Value:
End of period	$16.40	$17.70	$23.24	$19.00	$16.13
Total investment return [4]	0.36%	(16.29% )	25.95%	18.05%	(33.73%	)[5]
Net assets at end of period (000’s omitted)	$10,615	$11,634	$15,420	$14,043	$13,203

Ratios: [6]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income.	0.24%	0.29%	0.15%	0.06%	0.24%

Portfolio turnover rate (excluding short-term securities)	15.48%	22.56%	19.14%	19.90%	13.56%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	The Fund accounted for proceeds during the year from market timing settlements.
[3]	Amount represents less than $0.01 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[5]	Impact on total return from capital share proceeds was 0.37%.
[6]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2013	59

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2013

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective
Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth Fund	Maximize long-term capital appreciation.
Mid Cap Growth Fund	Maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth and Global Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

60	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•  Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•  Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2013 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. E.S.T). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2010, 2011 and 2012 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

JUNE 30, 2013	61

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2013 (Continued)

At June 30, 2013, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost of
	Unrealized	Unrealized	Appreciation	Securities on a
	Appreciation	Depreciation	(Depreciation)	Tax Basis
Balanced	$2,963,164	($166,192)	$2,796,972	$10,277,854
Dividend Growth	163,192,377	(7,072,287)	156,120,090	881,164,812
Global Dividend Growth	2,460,449	(307,874)	2,152,575	14,812,029
Large Cap Growth	58,489,977	(1,821,033)	56,668,944	136,863,853
Mid Cap Growth	56,423,107	(2,168,645)	54,254,462	94,373,730
Small Cap Growth	27,612,712	(2,571,819)	25,040,893	58,997,796
International Growth	4,062,272	(422,405)	3,639,867	16,642,030
Developing Markets Growth	2,920,552	(698,455)	2,222,097	8,258,305

Net investment income and net realized gains differ for financial statement and tax purposes because of losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2013 and 2012 were as follows:

Year Ended June 30, 2013:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$196,000	—	$196,000
Dividend Growth (Class I)	12,385,536	$9,669,932	22,055,468
Dividend Growth (Class S)	1,802,627	1,637,246	3,439,873
Global Dividend Growth (Class I)	196,378	68,213	264,591
Global Dividend Growth (Class S)	39,623	15,464	55,087
Large Cap Growth	2,065,000	16,571,341	18,636,341
Mid Cap Growth	—	3,183,573	3,183,573
Small Cap Growth	—	—	—
International Growth	323,000	—	323,000
Developing Markets Growth	36,001	881,318	917,319

Year Ended June 30, 2012:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$167,000	—	$167,000
Dividend Growth (Class I)	6,136,804	$2,673,682	8,810,486
Dividend Growth (Class S)	947,200	539,573	1,486,773
Global Dividend Growth (Class I)	136,621	90,583	227,204
Global Dividend Growth (Class S)	30,379	23,745	54,124
Large Cap Growth	2,117,000	—	2,117,000
Mid Cap Growth	—	—	—
Small Cap Growth	—	—	—
International Growth	348,000	—	348,000
Developing Markets Growth	36,913	955,760	992,673

62	SIT MUTUAL FUNDS ANNUAL REPORT

As of June 30, 2013 , the components of distributable earnings on a tax basis were as follows:

	Undistributed		Unrealized
	Ordinary	Accumulated	Appreciation
	Income	Gain (Loss)	(Depreciation)
Balanced	$45,468	($675,715)	$2,796,972
Dividend Growth	5,445,212	12,455,843	156,120,090
Global Dividend Growth	96,078	587,436	2,152,288
Large Cap Growth	794,468	11,615,370	56,668,944
Mid Cap Growth	—	7,449,670	54,254,462
Small Cap Growth	—	(1,621,438)	25,040,893
International Growth	197,482	(2,913,959)	3,636,722
Developing Markets Growth	16,575	596,525	2,221,654

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized	Additional
	Income	Gain (Loss)	Paid-in Capital
Balanced	$557	$655	($1,212)
Dividend Growth	(150,252)	150,252	—
Global Dividend Growth	(1,685)	1,685	—
Mid Cap Growth	246,882	—	(246,882)
Small Cap Growth	514,321	—	(514,321)
International Growth	(1,149)	1,149	—
Developing Markets Growth	149	(149)	—

These differences were primarily attributable to return of capital dividends received, 988 reclassifications, non-deductible net operating losses and capital loss carryforwards expiring.

Net capital loss carryovers and late year losses, if any, as of June 30, 2013, available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of June 30, 2013, were as follows:

JUNE 30, 2013	63

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2013 (Continued)

	Pre-Enactment Net Capital Loss Carryover Expiring in:		Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses	Accumulated Capital and
	2014	2015-2019	Short-Term	Long-Term	Deferred	Other Losses
Balanced	—	$661,124	—	—	$14,591	$675,715
Small Cap Growth	—	1,528,246	—	—	93,192	1,621,438
International Growth	—	2,913,959	—	—	—	2,913,959

For the year ended June 30, 2013, the Funds’ utilized pre-enactment capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Balanced	$116,608	2013	$1,212
Large Cap Growth	1,262,091	2018	—
Small Cap Growth	4,078,678	2018	—
International Growth	63,389	2013	—
	370,045	2017	—
	328,996	2018	—

For the year ended June 30, 2013, the Global Dividend Growth Fund utilized post-enactment capital losses of $12,302.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth and Global Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

64	SIT MUTUAL FUNDS ANNUAL REPORT

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2013, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
Balanced	$1,651,567	$3,107,863	$1,049,875	$2,720,901
Dividend Growth	—	433,839,221	—	220,372,327
Global Dividend Growth	—	6,302,576	—	3,868,197
Large Cap Growth	—	29,380,740	—	114,583,470
Mid Cap Growth	—	24,658,110	—	38,468,496
Small Cap Growth	—	22,390,181	—	24,532,833
International Growth	—	5,526,965	—	6,405,475
Developing Markets Growth	—	1,786,140	—	2,743,512

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Fund Class I and Class S	1.00%
Global Dividend Growth Fund Class I and Class S	1.25%
Large Cap Growth	1.00%
Mid Cap Growth	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Global Dividend Growth and Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

JUNE 30, 2013	65

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2013 (Continued)

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2013:

		% Shares
	Shares	Outstanding
Balanced	216,928	29.6
Dividend Growth	840,921	1.3
Global Dividend Growth	459,783	37.6
Large Cap Growth	299,281	7.2
Mid Cap Growth	2,887,188	33.6
Small Cap Growth	803,102	47.4
International Growth	715,902	51.6
Developing Markets Growth	232,545	35.9

(5)	Capital Share Activity

Market Timing Settlements

The International Growth Fund expects to receive a settlement for approximately $275,505 from market timing settlements payable to the Fund for the fiscal years ended June 30, 2010 and June 30, 2011. This amount is recorded upon notification of settlement proceeds from an appropriate authority and separately reflected on the statements of changes in net assets and in the financial highlights.

The impact on the Fund’s performance for the years ended 2011 and 2010 was:

	Year Ended June 30, 2011		Year Ended June 30, 2010
		Impact on		Impact on
	Proceeds	Total Return	Proceeds	Total Return
International Growth	$114,003	0.60%	$229,242	1.20%

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2013, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$4,052	$691
Global Dividend Growth	2	—
Large Cap Growth	2,091	—
Mid Cap Growth	4,610	—
Small Cap Growth	365	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

66	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund, Inc.

Sit Mid Cap Growth Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, Inc., and Sit Mid Cap Growth Fund, Inc., including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund, Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

August 20, 2013

JUNE 30, 2013	67

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013 to June 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/13)	Ending Account Value (6/30/13)	Expenses Paid During Period* (1/1/13- 6/30/13)
Balanced Fund
Actual	$1,000	$1,066.60	$5.12
Hypothetical	$1,000	$1,019.84	$5.01

Dividend Growth Fund
Actual
Class I	$1,000	$1,131.80	$5.29
Class S	$1,000	$1,130.20	$6.60
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,082.60	$6.45
Class S	$1,000	$1,081.30	$7.74
Hypothetical
Class I	$1,000	$1,018.60	$6.26
Class S	$1,000	$1,017.36	$7.50

Large Cap Growth
Actual	$1,000	$1,093.90	$5.19
Hypothetical	$1,000	$1,019.84	$5.01

Mid Cap Growth Fund
Actual	$1,000	$1,089.30	$6.48
Hypothetical	$1,000	$1,018.60	$6.26

Small Cap Growth Fund
Actual	$1,000	$1,102.40	$7.82
Hypothetical	$1,000	$1,017.36	$7.50

International Growth Fund
Actual	$1,000	$1,022.40	$7.52
Hypothetical	$1,000	$1,017.36	$7.50

Developing Markets Growth Fund
Actual	$1,000	$910.10	$9.47
Hypothetical	$1,000	$1,014.88	$9.99

*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth Fund, Class S, Global Dividend Growth, Class I and Mid Cap Growth Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Growth and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

68	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2012 to June 30, 2013 is as follows:

Fund	Percentage
Balanced Fund	74.5%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	94.4
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	5.3
Developing Markets Growth Fund	63.2

For the year ended June 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Balanced Fund	78.3%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
Mid Cap Growth Fund	—
Small Cap Growth Fund	—
International Growth Fund	100.0
Developing Markets Growth Fund	100.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2013. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	—
Dividend Growth Fund	$20,514,769
Global Dividend Growth Fund	671,113
Large Cap Growth Fund	28,186,711
Mid Cap Growth Fund	7,449,677
Small Cap Growth Fund	—
International Growth Fund	—
Developing Markets Growth Fund	881,318

JUNE 30, 2013	69

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and the Sit Global Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, and Sit Global Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Funds’ directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age:51 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	12	None.
William E. Frenzel (2) Age: 84 Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 77 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	12	Ventana Medical Systems, Inc. (1992 - 2008).
Sidney L. Jones Age: 79 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	12	None.
Bruce C. Lueck Age: 72 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	12	None.
Donald W. Phillips Age: 65 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception, if later.	Chairman and CEO of WP Global Partners Inc., 7/05 to present.	12	None.
Barry N. Winslow Age: 65 Director	Director since 2010 or the Fund’s inception, if later.	Vice-Chairman of TCF Financial Corporation, 7/08 to present.	12	TCF Financial Corporation.

70	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 50 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 44 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 46 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 47 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Michael J. Radmer 51 S. 6th Street Minneapolis, MN 55402 Age: 68 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 52 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 47 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 44 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit (3) Age: 53 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is considered an interested person because he is a director and shareholder of the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2013	71

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

72	SIT MUTUAL FUNDS ANNUAL REPORT

Item 2: Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3: Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4: Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2013	19,000	0	4,250	0
Fiscal year ended June 30, 2012	26,500	0	3,950	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $4,000 and $4,000, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8: Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11: Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 30, 2013

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 30, 2013